Exhibit (c)(1)

Portions of this Exhibit (c)(1) have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission.  The omissions have been indicated by asterisks (“*****”), and the omitted text has been filed separately with the Securities and Exchange Commission.

November 5, 2010

Mr. Philip Tinkler

Chief Financial Officer

Equity Group Investments, L.L.C.

Two North Riverside Plaza

Chicago, Illinois 60606

Re:                             Valuation Services Regarding Rewards Network, Inc.

Dear Phil:

In accordance with our letter of engagement dated October 12, 2010 between Conway MacKenzie, Inc. (“CM”) and Equity Group Investments, L.L.C. (“EGI”), this letter report is an asset valuation undertaken in connection with EGI’s acquisition of the remaining outstanding common shares of Rewards Network Inc. (“Rewards Network” or the “Company”).  Our valuation report is intended for use by EGI for purposes of ascertaining the orderly liquidation value of the Company as of September 30, 2010 (the “Valuation Date”).  This letter report is considered a summary valuation report, as defined by the American Institute of Certified Public Accountants, and its results are intended for use by EGI management, solely for the purposes stated above.

Scope of Work

Based upon our understanding of the engagement, the scope of our work includes a determination of the orderly liquidation value of the Company’s assets, including the Marketing Services division, assuming the Company remains public for a period of time.  This analysis includes the preparation of a discounted cash flow model based on the projected run-off of the Dining Credit portfolio and other assets of the Company as of the Valuation Date.  The term Orderly Liquidation Value is defined as follows:

“The price at which the asset or assets are sold or converted to cash over a reasonable period of time to maximize proceeds received.”

Our analysis was prepared based on numerous assumptions and estimates with regard to the Company’s prospective performance, the general industry and economic environment, financial considerations, and expected customer reactions.  Based upon our analyses and assumptions, the proceeds from an orderly liquidation of Rewards Network at September 30, 2010 is in the range of $57.3 million — $69.5 million, depending on the level of anticipated customer breaches, as shown in EXHIBIT 1.  According to EGI, the rate of debt that the Company would issue in the financing of a future transaction would be in the range of LIBOR + 3.25 to LIBOR + 4.25, or a mid-point of 4.59%.  Proceeds discounted at a rate of 4.59%, results in an Orderly Liquidation Value in the range of $56.5 million - $68.3 million at September 30, 2010.

Although the valuation analyses that we have prepared is intended to estimate the Orderly Liquidation Value of the Company, we assume no responsibility for the inability to obtain a recovery at that price.  In addition, our findings are subject to the assumptions and limiting conditions that are set forth in this letter report.

SOURCES OF INFORMATION

During the course of our valuation analysis, we reviewed and relied upon financial and other information, including historical and prospective financial information, obtained from a data room organized by the Company, directly from EGI and/or Rewards Network, and from various public, financial, and industry sources we deem reliable.  Our conclusion is dependent on such information being complete and accurate in all material respects.

The principal sources of information used in performing our analysis included the following:

•                  Board of Directors monthly reporting packages for Fiscal Years 2006 — September 2010;

•                  Internal income statements, balance sheets and trial balances for Fiscal Years 2008 — September 2010;

•                  2009 Form 10-K;

•                  2010 1Q and 2Q Form 10-Qs;

•                  Information from www.rewardsnetwork.com;

•                  Audit Committee Reports for 2009, 1Q 2010, and 2Q 2010;

•                  Rewards Network net orderly liquidation scenarios, dated March 2008 and October 2010;

•                  Management’s 5-year financial forecasts;

•                  Historical vintage reports;

•                  Rewards Network Dining Credits Program Agreement and other contracts;

•                  Documents related to company headcount and compensation;

•                  Market research reports prepared by the National Restaurant Association, IBISWorld, and Barrington Research;

•                  United States Congressional Budget Office Economic Outlook Report, dated September 28, 2010; and

•                  Other data pertinent to our analysis not listed above.

PROCEDURES UTILIZED

In general, the following steps were included, but not limited to, the following when performing our analysis:

•                  Analysis of conditions in, and the economic outlook for, the restaurant industry;

•                  Analysis of the general economic outlook as of the Valuation Date;

•                  Interviews of Company executives, including Shane Kern, Chris Locke, and Roya Behnia (hereinafter “Management”) concerning the history, current state, and future operations of Rewards Network in the event of a liquidation;

•                  Analysis of the Company’s historical operating and financial results;

•                  Analysis of the three orderly liquidation scenarios including sales, expenses, profitability, and capital expenditures based on the Company’s historical operating results, industry expectations, and Management representations. These projections formed the basis for the Discounted Cash Flow analyses; and

•                  Analysis of other facts and data considered pertinent to this valuation to arrive at our conclusion of Orderly Liquidation Value.

COMPANY HISTORY

Rewards Network was initially founded by Mr. Mel Chasen in 1984 under the name Transmedia Network, Inc.(1)  The Company was founded based on the business concept of offering consumers money savings on frequent dining activity while providing working capital and media exposure to merchants in the network.  The company has evolved over time to offer a variety of services to the restaurant industry, which includes but is not limited to: email, Internet, and mobile technology marketing efforts; member ratings, feedback, and reporting; and access to working capital.  The company has expanded its operations and developed its technological infrastructure to service merchants and members nationwide.

In 1999, Rewards Network acquired Dining a la Card with capital contributions from Mr. Samuel Zell, co-founder and Chairman of EGI.  Dining a la Card was a significant competitor of the Company and the acquisition provided Rewards Network with the opportunity to convert its existing registered card platform and develop relationships with airlines.  As Rewards Network continued to expand its membership base, the Company fostered strong relationships with well-recognized and highly-regarding airline partnership and loyalty programs.  Beginning in 2000, Rewards Network invested significantly to develop technological innovations and online interfaces with members.  This has assisted in the introduction of a variety of product and marketing advances that deliver value to its constituencies.

Rewards Network currently has a membership pool of 3.3 million individuals.  The Company is based at Two North Riverside Plaza, Suite 950, Chicago, IL 60606 and has an operations center at 300 South Park Road, Suite 300, Hollywood, FL 33021.

(1)  Rewards Network Webpage.  www.rewardsnetwork.com.

NATURE OF THE BUSINESS

Rewards Network currently operates the leading dining rewards programs in North America by marketing participating restaurants, bars, and clubs to individual members of these programs and by providing incentives to members to dine at these venues.(2)  Rewards Network offers two programs to restaurants - Dining Credits and Marketing Services.  In both the Dining Credits and Marketing Services Programs, Rewards Network markets to participating restaurants principally through websites, email and mobile smartphone applications, as well as various social media outlets.  Both programs are designed to increase the frequency of dining and the amount spent by members at participating restaurants by providing incentives to dine at these restaurants, including airline miles, college savings rewards, reward program points, and cash back benefits.  As members spend more at participating restaurants, the amount of incentives they receive for dining increases.

Rewards Network sends members follow-up emails thanking them for dining with merchants, summarizing the rewards they have earned, and requesting survey feedback.  Rewards Network provides aggregate data regarding members’ activity and feedback through comments and ratings gathered from surveys to help merchants improve their businesses.

Restaurants that participate in the Marketing Services Program are marketed to individuals enrolled in rewards programs operated or managed by Rewards Network.  The Company provides marketing in the form of email, web sites, mobile marketing or other means, reporting, and customer feedback.  Rewards Network provides rewards to members who have qualified transactions at participating restaurants.

Restaurants that participate in the Dining Credits Program receive marketing, reporting, customer feedback and incentives but also agree to allow Rewards Network to purchase a portion of member dining in advance and at a discount.  In return for purchasing a bulk amount of dining in advance and agreeing to market the restaurant, provide rewards to members and provide other related services, Rewards Network is able to purchase member dining for substantially less than normal menu prices.

Rewards Network recognizes revenue only if a member dines at a participating restaurant when rewards are available and pays using a credit or debit card that the member has registered with Rewards Network.  In both programs, Rewards Network’s revenue per transaction is equal to a percentage of the member’s total dining transaction amount and in the Dining Credits Program the redemption of credits is deducted from the presentation of revenues.  Rewards Network classifies its Dining Credits accounts as either “active” or “in legal referral”.  Those accounts classified as active are Dining Credits that are maintained in good-faith and not subject to legal action due to collectability issues, while those accounts classified as being in legal referral are Dining Credits that are subject to legal action due to substantive collectability issues.

Rewards Network does not believe that any single competitor in the United States offers the full range of services that the Company offers to restaurants.

THE INDUSTRY OUTLOOK

The financial performance of Rewards Network is directly impacted by the health of the restaurant industry, which in turn is highly-impacted by consumer disposable income.  The recent economic recession forced

(2)  Rewards Network, Inc. Form 10-K for the fiscal year ended December 31, 2009.

consumers to cut back on spending on discretionary activities including dining out, and restaurant operators have had to contend with customers who are hesitant to part with their money.  As a whole, restaurant industry sales were expected to decline 0.1% to $580 billion in 2010 according to the National Restaurant Association (“NRA”), following declines of 1.2% and 2.9% in 2008 and 2009 respectively.(3)  Although the economy shows signs of recovery, improvements in the industry are expected to be modest and are not expected until the second half of 2010.

NRA research suggests that while consumers continue to desire to dine out, they are exhibiting a change in preferences such as patronizing restaurants they believe offer value for their money, healthy options, are locally-sourced or offer an array of ethnic cuisine.  Full-service restaurants tend to draw their customers from higher income households, while quick-service restaurants tend to draw customers with lower disposable income.(4)  Thus, in the current economic environment, full-service restaurants are facing heightened competition from quick-service restaurants, which offer food at discounted prices and tend to increase marketshare during recessions.  Overall competition, both within this industry and from the wider food-services industries, has been fierce and has led to diminishing profitability.

The NRA advocates that successful restaurant operations in the near-term future will most effectively attract guests by providing unique value through flexible delivery options, cooking classes or other interactive activities, payment and ordering innovations, social media to reach new and returning guests and email marketing.  Particularly notable is the use of technology, social networking, and media to browse menus, make reservations, obtain recommendations from other diners, and make dining out more appealing. Despite unprecedented shrinkage over the last few years, the industry is expected to enter a better operating and competitive environment over the next five years through 2015.  Real industry revenue is forecast to increase at an average annual rate of 2.8%, and will be driven by the recovery in economic activity, and positive growth in household disposable income, consumer sentiment and expenditures.  Furthermore, growth in guest traffic and average checks will lead to lessened price-based competition and an increase in industry profitability.

The above economic analysis has both positive and negative implications for Rewards Network.  Despite the poor performance of the restaurant industry in recent years, the preceding industry analysis is optimistic about future performance.  As the economy continues to recover and consumer confidence is restored, growth and profitability of the industry should return to the pre-recession levels.  Rewards Network’s unique business model is well-aligned with the value-added services that the NRA advocates for near-term success.  Notably, the Company has invested significantly in value-added services such as technology, media and marketing which will facilitate more benefits for customers, and broader reach and data analytics for merchants.  Despite the optimism that the industry analysis suggests, in the near-term, deteriorating profit margins and heightened competition is not conducive to growth.  The pace and duration of the industry and economic recovery are still largely uncertain and growth may not return to the industry for quite some time.

(3)  The National Restaurant Association.  2010 Restaurant Industry Forecast.

(4)  IBISWorld Industry Report 72211a — Chain Full-Service Restaurants in the US.

THE ECONOMIC OUTLOOK

Economic conditions have improved markedly from what they were in the depths of the recent economic crisis.(5) However, several metrics indicate that a recovery to prerecession levels may be prolonged.  Household wealth remains below prerecession levels, and many potential borrowers continue to have trouble obtaining credit because lending standards have tightened for precautionary reasons.  Both of these factors are likely to restrain consumer spending in the near term, as will slow growth in employment and labor income.  In addition, tax cuts and favorable provisions in the alternative minimum tax and estate tax areas which were enacted in 2001 and 2003 are scheduled to expire at the end of 2010.  If those laws are allowed to expire, there will be a significant impact on the economy and household wealth.

The latest data assessed by the Congressional Budget Office (“CBO”) indicate that the growth in household and business spending has been weaker than anticipated in the CBO’s forecast, suggesting that growth in the near-term is likely to be slower than the agency anticipated.  Workers who have lost jobs during the economic downturn may be facing, and will continue to face, serious difficulties.  Some of those people will rely on unemployment insurance benefits for an extended period, and others may stop looking for work altogether.  Loss of a job often means a loss of health insurance for the worker and perhaps for his or her family.  People with health problems that make it difficult to work may decide to apply for disability benefits instead.  Even among workers who find a new job, many will end up with lower earnings, not only in the short term but for many years to come.

With regard to output, the effects of additional government spending and tax cuts enacted as part of the government stimulus is waning and will likely produce slower economic growth in the coming years than it has in the previous two years.  Growth in GDP has been relatively slow and is estimated at 2.0% from 4Q 2010 through 4Q2011.  Output growth is projected to increase thereafter, averaging 4.1% annually in years 2012 through 2014.  The sluggish growth in the near-term will generate slow growth in the demand for labor, which is already evident in high unemployment.  The unemployment rate stood at 9.6% in August 2010 and is likely to remain high until 2012, causing serious economic and social consequences.

Inflation in the prices of consumer goods and services is projected to be about 1.0% in 2010 and 2011.  Inflation is expected to rise to no more than 2.0% annually from 2012 through 2014.  Interest rates will follow a similar pattern, remaining low through the end of 2011 and rising gradually thereafter.

The above economic analysis has negative implications for Rewards Network.  Although fears of a double-dip recession are waning, uncertainty regarding the pace of recovery is still evident.  The slow rate of recovery from the economic recession, which has lowered household disposable income and consumers’ standard of living, will continue to constrain consumer spending through 2011.  Spending on dining out, which is highly-discretionary, is and will likely continue to be negatively impacted by as long as the recovery is prolonged.  Rewards Network’s long-term outlook, based upon economic considerations, should be favorable, once the economy recovers permanently, GDP growth rises, the unemployment rate declines, and capital markets return to improved efficiency.

(5)  Statement of Douglas W. Elmendorf, Director of the CBO.  The Economic Outlook and Fiscal Policy Choices before the Committee on the Budget.  United States Senate.  September 28, 2010.

VALUATION METHODS

We arrived at an indication of value after contemplating three commonly-accepted valuation methodologies referred to as the Income Approach, Market Approach, and Cost Approach.  All three valuation methods considered in our calculation of the Orderly Liquidation Value of Rewards Network and the applicability of each method to our valuation conclusion are discussed below.

The Income Approach

The Income Approach is a general way of determining a value indication of a business, business ownership interest, or security by using one or more methods through which anticipated benefits are converted into value through the employment of a capitalization or discount rate.(6)

The Discounted Cash Flow Method estimates the value of a company based on expected future benefits discounted to present value at a rate of return that weighs expected returns with inherent business risk.  The Discounted Cash Flow Method is comprised of four steps: (1) forecasting future cash flows for a measurable discrete forecast period; (2) discounting the cash flows to present value at a rate of return that considers the relative business risk of achieving the cash flows and the time value of money; (3) if applicable, estimating the residual value of the cash flows subsequent to the discrete forecast period; and (4) combining the present value of the residual cash flows, if applicable, with the discrete forecast period cash flows to indicate the value of the subject business or asset.

The Market Approach

The Market Approach is a general way of determining a value indication of a business, business ownership interest, or security by using one or more methods that compare the subject to similar businesses, business ownership interests, or securities that have been sold.(7)  Specifically, the Market Approach attempts to compare the subject company to guideline companies in the same or similar lines of business that either have (1) securities that are publically traded (“Public Companies Method”); or (2) involvement in a transaction (“Transactions Method”).  The employment of pricing multiples which consider revenues and earnings are calculated, and applied to the subject company to arrive at an indication of value.  The degree of reliance on guideline companies and transactions depends upon an assessment of whether they are sufficiently similar to the subject company.

The Cost Approach

The Cost Approach assesses value based upon the principles of substitution and price equilibrium.  The economic value calculated using this approach is viewed as the expected cost to acquire an equally desirable substitute of the subject asset and is based on the premise that no party involved in an arm’s-length transaction would be willing to pay more to use the property than the cost to replace the asset.  Further, the Cost Approach does not consider all elements of future income or cash flows, market conditions, or the business risk associated with obtaining future economic benefits.  The approach is generally regarded as appropriate for valuing holding companies or companies that are not a going concern,(8) companies with no

(6)  Thompson — PPC’s Guide to Business Valuations.  Volume 1.  pg. 1-44.

(7)  Ibid.  pg. 1-45.

(8)  Ibid.  pg. 1-44.

earnings history or operations that cannot be reliably estimated, and companies with an inconsistent or unpredictable customer base.

APPLICATION OF VALUATION APPROACHES

We considered, but did not employ either form of the Market Approach due to the absence of comparable guideline public companies undergoing liquidation and the lack of recent and relevant guideline transactions in the customer rewards and loyalty industry.  Similarly, we did not employ the Cost Approach, due to unique circumstances of this engagement and the absence of reasonably similar substitute assets in the marketplace.  Accordingly, we have calculated the Orderly Liquidation Value of Rewards Network under the form of the Income Approach known as the Discounted Cash Flow Method.  Using the Income Approach and the premise of an orderly liquidation, we projected net cash flows over a twelve month projection period, and discounted those cash flows using a discount rate similar to the Company’s borrowing rate, as the net proceeds from an orderly liquidation would be first applied to repay outstanding debt incurred in the contemplated transaction.  Our forecast assumes that the discrete projection period will terminate when the costs of generating additional Dining Credits and Marketing Services revenues are greater than the cash flow benefits therefrom.

ASSUMPTIONS

We have made several assumptions in order to arrive at an indication of Orderly Liquidation Value for Rewards Network, all of which are discussed below.  Our assumptions are based upon our review of available information, discussions with Management, and our professional background and experience.

Duration of Orderly Liquidation Period

As previously mentioned, we determined an orderly liquidation period based upon when the costs of operating the Dining Credits and Marketing Services businesses would exceed the cash flow benefits derived therefrom.  As such, we determined that an orderly liquidation of the Company would cease after approximately 12 months.  This approach is consistent with the orderly liquidation analyses performed internally by the Company.

Qualified Sales and Share of Revenue

We considered the two primary drivers of revenue for the Company, Dining Credits and Marketing Services, in our calculation of Orderly Liquidation Value.  We assume that through an orderly liquidation, collections of each will continue, however the analysis assumes that no new merchants will be added to either the Dining Credits or Marketing Services portfolios.  Management has indicated that it has the mechanisms and capacity to accelerate revenues through more aggressive marketing and member reward incentives and would likely implement such measures during an orderly liquidation process.  However, we have omitted additional measures outside of the normal course of business that would accelerate sales revenues or the velocity of collection.

Net Dining Credits (less accounts payable for Dining Credits) as of September 30, 2010 was $61.7 million.  The revenue forecast and run-off rate during the orderly liquidation period is data-driven and is a reflection of the last four weeks of sales activity for each merchant, adjusted for seasonality trends and other metrics, including 1) average revenue per customer; 2) number of dinner tickets passing through each restaurant; 3) average dining ticket price; 4) portion of merchant credit card business derived from Rewards Network members; 5) volume management of certain exclusions and blackout restrictions; and 6) portion of qualified revenue to which Rewards Network is entitled.  Dining Credits revenue, which is forecast at approximately 68.6% of qualified sales on a common-size basis at the commencement of the forecast period, is based upon a merchant-by-merchant analysis performed by Management considering the aforementioned factors.

At the termination of the orderly liquidation period, we estimate that the outstanding Dining Credits would be sold to a third-party collection firm at a sales price of approximately 33 cents on the dollar.  This is consistent with rates of return we have observed from accounts receivable collections firms in the marketplace, which range from 10.0% to 50.0%, and consistent with the conditions set forth by the Dining Credits Program Agreement, which states:

Rewards Network may sell, pledge, assign or otherwise transfer (a) any or all of the purchased receivables, (b) any or all of the Dining Credits, (c) the right to receive merchant payments, (d) the Program Agreement, and/or (e) any other rights under the Program Agreement to any person (“Transferee”) without the consent of the Merchant.  Any Transferee will be entitled to exercise any and all of Rewards Network’s rights and receive all benefits afforded Rewards Network, including the collection of the merchant payments and the redemption of Dining Credits.  Rewards Network may also delegate any of its duties and engage any service providers to perform any of its obligations or exercise any of its rights under the Program Agreement.(9)

Marketing Services revenue, which is forecast at approximately 30% of Dining Credits on a common-size basis at the commencement of the forecast period, would continue to exhibit positive cash flows through the end of the orderly liquidation period.  However, Management indicates that it would be difficult to sell Marketing Services as a stand-alone company.  Thus, we have not allocated a value to the liquidation of the remaining value of Marketing Services and furthermore assume that both Marketing Services and Dining Credits terminate at the end of the 12-month projection period.

Based upon discussions with Management, we estimated revenues from cash collections associated with the existing $9.2 million Dining Credits loss reserve allowance account, inclusive of $3.3 million in active accounts and $5.9 million in legal referral.  We also considered Management’s estimation of the loss reserve allowance associated with those already in legal referral and being pursued through an internal collections process.  We have assumed that those legal referral accounts remaining at the end of the orderly liquidation period could be sold at approximately 15 cents on the dollar to a third-party collections agency.  Cash collections of active accounts in the existing loss reserve at the Valuation Date are estimated by Management at approximately $250,000 per month through the order liquidation period which approximates the entire non-legal referral balance.  However, we have assumed cash collections from accounts in the existing loss reserve equal $125,000 per month, resulting in total anticipated recovery of approximately 31 cents on the dollar.

Due to the potential for leakage of the news that the Company would be in the process of liquidating its assets, we have assumed that as word of the orderly liquidation becomes more public over time, merchants would be more likely to breach their contracts with the Company notwithstanding the personal guarantee element of the contract with Rewards Network.  We acknowledge that there is no precedent with regard to

(9)  Dining Credits Program Agreement.  Page 6-7.

merchant breach of Rewards Network contracts in the case of an orderly liquidation of the Company.  However, to account for leakage, we have factored into our analysis assumed high, moderate, and non-existent levels of merchant breach.  As such, CM, in conjunction with Management, has assumed breached contract rates of 5.0%, 2.0%, and 0.0%, respectively, of the previous month’s ending cash balance of Dining Credits.  This approach takes into consideration the compound effect of any such breach on the subsequent month’s performance.

Management has informed us that merchant contracts are legally enforceable and a breach creates a secured claim against the merchant triggering damages of 10.0% of the cash value of the Dining Credits.  Thus, for purposes of our analysis, we have included a 10.0% premium for liquidating damages to breached contracts.  Based upon our discussions with Management, we estimate that the breached accounts would be recoverable at approximately 33 cents on the dollar.

Cost of Sales

Cost of sales for Dining Credits represents the amortized cash value of Dining Credits revenue.  Since cost of sales is a cash outlay occurring in prior periods, it is considered an add-back in the calculation of net cash flow.  Additional costs of sales include processing fees and payments for member rewards.  Processing fees are based upon historical trends, and forecast at 0.57% of total sales, which are fees paid to Rewards Network’s processors for providing credit card data.  Costs of member rewards are based upon historical trends and forecast at 5.64% of total qualifying sales, and includes those proceeds paid to partnership programs.  As a percentage of qualified sales, processing fees and member rewards are consistent with historical trends.

Rewards Network is required to meet a minimum purchase obligation (“MPO”) for 2010 to contracted member rewards partners as illustrated below:

*****

According to Rewards Network’s monthly reporting package for September 2010, the Company does not anticipate any shortfall related to the aforementioned partners.  We assume for purposes of our analysis that Rewards Network will expend no more than what is needed to meet its minimum purchase obligations through the orderly liquidation period.

Based upon our discussions with the Company’s legal counsel, we note the following term obligations to member rewards partners:

*****

Projected cumulative payments for member rewards exceed the prorated MPO that would be made to each member rewards partner through the liquidation period.  Thus, for purposes of our analysis, we have assumed that notification to the rewards partners would be made in a timely fashion, and thus, the impact of the contract terminations on the net cash flow of Rewards Network is neutral.  However, it should be noted that if the ***** contract is renewed subsequent to the commencement of the orderly liquidation, Rewards Network would incur an additional MPO cash outlay of no greater than *****, less any MPO payments made to ***** during the orderly liquidation period.

Member & Merchant Marketing Costs

Marketing to members and merchants via email and other means is used to drive member dining activity.  Thus, for purposes of our analysis, we have assumed reductions to all expenses, except for partner marketing, member marketing, web services, and software fees which are necessary to ensure that members are incented to continue to use dining rewards and collections are made for the use of Dining Credits.  Details of the adjustments to member and merchant marketing expenses are illustrated at EXHIBIT 5.

Salaries &Benefits, Retention Bonuses and Severance

We have discussed with the Company’s Management its estimates and expectations of personnel necessary to maintain the operations of Rewards Network through an orderly 12-month liquidation process.  We considered retention of only those individuals whose job functions would be critical in running the registered card platform, collecting money, and servicing clients and members.  Together with Management, we evaluated the necessity of continued service from the 407 current employees, and assume the elimination of 251 individuals, mostly in the areas of customer service, finance, accounting, and information technology, in the event of a wind-down of the business.  The termination of 251 employees would reduce annual salary expense from $24.6 million to $10.5 million in an orderly liquidation.

In order to ensure the retention of the essential job functions, retention bonuses are assumed to be paid to key employees at the conclusion of the orderly liquidation.  We have assumed retention bonuses of 25.0% of total compensation for all executives, managers and staff.

Severance and benefits payments would be paid consistent with the Rewards Network, Inc. Severance Plan as outlined below:

Employment Position	Salary & Benefit Continuation Period
Vice President and above	Two months, plus three weeks for each year of service, not to exceed six months

Exempt Non-Officer Management	One month, plus two weeks for each year of service, not to exceed six months

Exempt (Non-Management) Staff (including, without limitation, sales representatives/account executives)	One month, plus one week for each year of service, not to exceed three months

Non-Exempt Staff	Two weeks, plus one week for each year of service, not to exceed three months

Details of the adjustments to salaries, benefits, and severance expense are illustrated at EXHIBIT 6.1 — EXHIBIT 6.3.

Sales Commission Expense

No additional sales are forecast through the orderly liquidation period and that only existing Dining Credits and Marketing Services revenue as of September 30, 2010 is to be collected. Thus, we have assumed that all sales commissions have been paid on existing Dining Credits and Marketing Services and that only residual sales commissions will become payable to employees. Based upon the average rate demonstrated from January 2009 through September 2010, we forecasted sales commissions in the wind-down period at 2.25% of total revenues. Details of the adjustments to sales commission and expense are illustrated at EXHIBIT 7.1 — 7.3.

Depreciation & Amortization Expense

Our valuations assumes that all property, plant & equipment (“PP&E”) and other fixed assets will remain on the Company’s books throughout the duration of the orderly liquidation period and that no additional capital expenditures will be required. Accordingly, depreciation is forecasted at $360,000 per month based upon historical expense and Management’s forecast. As depreciation is a non-cash expense, it is an add-back in the calculation of net cash flow. Details of depreciation expense on furniture, fixtures, and equipment are illustrated at EXHIBIT 8.

Rent & Other Office Expense

Rent and certain other fixed expenses will be incurred throughout the 12-month orderly liquidation period. However, all other office expenses, food and beverage expense, and office supply expense have been adjusted downward to reflect reduced spending levels consistent with the projected headcount reductions. We have accounted for an acceleration of the Company’s remaining rent payments of outstanding leases, which we have assumed will be paid in the final month of the orderly liquidation period. Details of the adjustments to rent and other office expense are illustrated at EXHIBIT 9.1 — EXHIBIT 9.2.

Telephone Expense

Land-line and cellular phone expenses have been adjusted downward to reflect decreased usage as a result of both reduced headcount and sales-related activity. Details of the adjustments to telephone expense are illustrated at EXHIBIT 10.

Professional Fees Incurred in the Ordinary Course of Business

Based upon our discussions with Management, as well as our review of documents provided by the Company, we adjusted the usual level of professional expenses downward to reflect those necessary to sustain operations throughout an orderly liquidation. Our calculation of Orderly Liquidation Value assumes that the Company remains a public company in the orderly liquidation period. All professional expenses have been reduced or eliminated but for those which are incurred for collection of legal referral accounts, namely legal collections expense, hourly-rate cases, contingent fee cases, and bankruptcy cases. Details of the adjustments to professional fees are illustrated at EXHIBIT 11.

Programming & Systems Costs

Programming & systems expenses would generally continue in an orderly liquidation as those related to maintenance agreements, software licensing expenses, web expenses, and other supportive programming and system expenses are required for Rewards Network to operate its business. Details of the reductions to programming and systems expense are illustrated at EXHIBIT 12.

Other Expenses

All non-essential consulting, recruiting, training, seminar, meeting, travel and entertainment expenses not included above would be eliminated. Director expense, tax, penalty and interest expense, and corporate insurance would be maintained at current levels. Details of the adjustments to other expenses are illustrated at EXHIBIT 13.

Other Liquidation Costs

Based upon discussions with Management as well as our own knowledge and expertise in liquidations in and out of bankruptcy, we have estimated legal, professional, and other fees associated with the orderly liquidation at $150,000 per month.

CALCULATION OF A DISCOUNT RATE

According to EGI, the rate of debt that the Company would issue in the financing of a future transaction would be in the range of LIBOR + 3.25 to LIBOR + 4.25. The mid-point of the range, considering a current LIBOR rate of 0.84% would be approximately 4.59%, the appropriate rate at which to discount the proceeds from an orderly liquidation of Rewards Network at September 30, 2010.

DISCOUNTS FOR LACK OR MARKETABILITY AND LACK OF CONTROL

The valuation of an ownership interest must consider the degree of control and liquidity. Our valuation is of a marketable, 100% control interest in Rewards Network. Given our valuation of the Company is in its entirety and on an orderly liquidation basis, discounts for lack of marketability or lack of control are not applicable.

LIQUIDATION OF SIGNIFICANT ASSETS AND PAYMENT OF CERTAIN LIABILITIES

The Company maintains intellectual assets in the form of trademarks, domain names, and patents, the most valuable of which is a registered card technology (patent pending) which functions to match credit card transactions of merchants. Due to pendency of the patent’s approval and the limited information related to its value-creation, we are unable to assign a value to the patent at this time.

As mentioned previously, Marketing Services would continue to exhibit positive cash flows through the end of the orderly liquidation period, resulting in a book of business with residual value. However, Management indicates that it would be difficult to sell Marketing Services as a stand-alone company. Thus, we have not allocated a value to the liquidation of the remaining value of Marketing Services.

Our calculation of Orderly Liquidation Value assumes that the Company remains a public company in the orderly liquidation period and that no change in the tax structure or leverage of the Company as of September 30, 2010 occurs.

Cash and cash equivalents, accounts receivable, and taxes receivable would be added to the value of proceeds from an orderly liquidation of the business while certain liabilities would be deducted from the value of proceeds, as illustrated at EXHIBIT 2.4:

1)                                      At September 30, 2010, cash and cash equivalents amounted to $12.1 million.

2)                                      For purposes of our analysis, we have assumed that accounts receivable net of merchant rejections, amount to $3.4 million and would be collected at a rate consistent with the Company’s historical days sales outstanding of 221 days. We have also assumed that merchant rejections of $1.9 million would be collected at approximately 15 cents on the dollar at a rate consistent with the Company’s historical days sales outstanding.

3)                                      Based upon our review of the Company’s income tax provisions and discussions with Management, we understand that 2009 income tax refunds in the amount of $1.2 million would be received within 6 months of the orderly liquidation. We have therefore anticipated collection of 2009 income tax refunds in month 7. Based upon our review of the Company’s income tax provisions and discussions with Management, we anticipate that 2010 income tax refunds in the amount of $2.2 million (through September 30, 2010) would be received in month 12 of the orderly liquidation period.

4)                                      Rewards Network would be required to pay off certain liabilities outstanding as of September 30, 2010. Consistent with discussions with Management, we have assumed that the Company would pay off its accounts payable for member benefits, trade payables, accrued compensation related to payroll, deferred membership fee income, and other current liabilities.(10)  These obligations amount to $13.9 million.

CALCULATION OF VALUE

Based upon the analysis described above, the proceeds from an orderly liquidation of Rewards Network at September 30, 2010 would be in the range of $57.3 million — $69.5 million depending on the level of anticipated customer breaches, as shown in EXHIBIT 1.(11) As noted previously, EGI anticipates that should the Company issue debt in the financing of a future transaction, the rate on the debt would be in the range of LIBOR + 3.25 to LIBOR + 4.25, or a mid-point of 4.59%. Proceeds discounted at a rate of 4.59%, results in an Orderly Liquidation Value in the range of $56.5 million - $68.3 million at September 30, 2010.

The exhibits we have prepared to support of our valuation conclusions are attached hereto.

Very truly yours,

/s/ Conway MacKenzie
CONWAY MACKENZIE, INC.

(10)  Other current liabilities includes: accrued processing, legal accrual, audit accrual, tax expense accrual, Board of Directors accrual, other accruals, legal settlement short-term accrual, and consulting accrual.

(11) It should be noted that if ***** MPO is renewed subsequent to the commencement of the orderly liquidation, this range or values would be reduced by a ***** cash outlay, less any ***** MPO payments made during the orderly liquidation period.

STATEMENT OF CERTIFICATION

In compliance with the Uniform Standards of Professional Appraisal Practice (“USPAP”) as set forth by the Appraisal Standards Board of the Appraisal Foundation, the undersigned hereby certify that to the best of our knowledge and belief:

•                  The statements of fact contained in this report are true and correct to the best of my knowledge;

•                  The reported analyses, opinions, and conclusions are limited only by the reported assumptions and limiting conditions, and are my personal, unbiased professional analyses, opinions and conclusions;

•                  We have no present or prospective interest in the subject of this letter report, and I have no personal interest or bias with respect to the parties involved;

•                  Our compensation is not contingent on an action or event resulting from the analyses, opinions, or conclusions in, or the use of, this letter report; and

•                  No one who is not listed below provided significant professional assistance to the preparer of this letter report.

/s/ Robert F. Remian
Robert F. Remian/Managing Director

/s/ Carl D. Seidman
Carl D. Seidman/Senior Associate

STATEMENT OF QUALIFICATIONS

Robert Remian has over 20 years of experience in the areas of accounting, bankruptcy, litigation and valuation. He provides services in a variety of industries, including broadcasting, construction, consumer products, energy, financial services, leasing, manufacturing, media, professional services, real estate, retail, telecommunications, and transportation.

Prior to joining Conway MacKenzie, Mr. Remian was in the corporate finance practice of an international consulting firm, providing accounting, restructuring and valuation advisory services to clients and their counsel. His distressed business experience includes representing borrowers and debtors-in-possession, lenders, individual creditors and creditor committees, and bankruptcy and plan trustees. He is experienced in all facets of the revitalization process, including formulating and evaluating business plans and financial projections; cash flow forecasting; assisting management with operational decisions; developing and negotiating plans of reorganization and employee retention plans; conducting merger and acquisition and plan feasibility due diligence; and performing other financial and situational analyses.

Mr. Remian provides expert consulting and dispute analysis services in matters related to accounting fraud and other fiduciary actions, bankruptcy matters, post acquisition disputes, and valuation controversies. He served as the valuation expert in a dispute related to the sale of a $400 million disease management company. Mr. Remian regularly consults on fraudulent conveyance and preference actions, and has particular expertise in evaluations of solvency.

His valuation experience includes three years as a Director in the valuation practice of a large consulting firm. During his career, he has performed and/or evaluated hundreds of business enterprise and intangible asset valuations for corporate transaction, litigation and general corporate purposes. Additionally, he has valued debt, restricted stock, stock options, partnership and joint venture interests, and other financial instruments to support a variety of business planning, financial and tax reporting needs.

Mr. Remian earned his Bachelor of Science and Master of Science degrees from DePaul University. His credentials include the Certified Insolvency & Restructuring Advisor (CIRA), Certified Public Accountant (CPA), and Certified in Financial Forensics (CFF) designations. He is a member of the American Institute of Certified Public Accountants, the Association of Insolvency & Restructuring Advisors, and the Turnaround Management Association.

STATEMENT OF DISINTERESTEDNESS

We are independent of Rewards Network and EGI and have no current or prospective financial interest in the appraised value of Rewards Network’s assets. Our fee for this appraisal is in no way influenced by the results of our analysis. The accompanying statement of assumptions and limiting conditions and appraisal certification are integral parts of this report.

Very truly yours,

/s/ Robert F. Remian

Robert F. Remian,

Managing Director

ASSUMPTIONS AND LIMITING CONDITIONS

1.              Report Distribution — This letter report was prepared solely for the purposes stated in the engagement letter and should not be used for any other purpose. Except as specifically stated in the letter report, neither our letter report nor its contents is to be referred to or quoted, in whole or in part, in any registration statement, prospectus, public filing, loan agreement, or other agreement or document without our prior written approval. In addition, except as set forth in the letter report, our analysis and letter report presentation are not intended for general circulation or publication, nor are they to be reproduced nor distributed to other third parties without our prior written consent.

2.              Scope of Analysis — The appraisal of any financial instrument or business is a matter of informed judgment. The appraisal was prepared on the basis of information and assumptions set forth in the report, its appendices, our underlying work papers, and these limiting conditions and assumptions.

3.              Nature of Opinion — Neither our opinion nor our report are to be construed as a fairness opinion as to the fairness of an actual or proposed transaction, a solvency opinion, or an investment recommendation, but instead, are the expression of our determination of the liquidation value of the subject as of an assumed valuation date. For various reasons, the price at which the subject might be sold in a specific transaction between specific parties on a specific date might be significantly different from the liquidation value as expressed in our report.

4.              Orderly Liquidation Assumption, No Undisclosed Contingencies — Our analysis: (i) assumes that as of the valuation date the Company and its assets will cease to operate as configured as a going concern; (ii) is based on the past and present financial condition of the Company and its assets as of the valuation date; and (iii) assumes that the Company had no undisclosed real or contingent assets or liabilities, no unusual obligations or substantial commitments, other than in the ordinary course of business, nor had any litigation pending or threatened that would have a material effect on our analysis.

5.              Lack of Verification of Information Provided — With the exception of audited financial statements, we relied on information supplied by the Company without audit or verification. We assumed that all information furnished is complete, accurate and reflects Management’s good faith efforts to describe the status and prospects of the Company at the valuation date from an operating and a financial point of view. We did not audit, compile, or review any financial statements, forecasts, or financial data, nor will we express an opinion or any form of assurance on them. As part of this engagement we also relied upon publicly available data from recognized sources of financial information, which have not been verified in all cases.

6.              Reliance on Forecasted Data — Any use of Management’s projections or forecasts in our analysis does not constitute an examination or compilation of prospective financial statements in accordance with standards established by the American Institute of Certified Public Accountants (“AICPA”). We do not express an opinion or any other form of assurance on the reasonableness of the underlying assumptions or whether any of the prospective financial statements, if used, are presented in conformity with AICPA presentation guidelines. Further, there will usually be differences between prospective and actual results because events and circumstances frequently do not occur as expected and these differences may be material.

7.              Subsequent Events — The terms of our engagement are such that we have no obligation to update the report or to revise the valuation because of events and transactions occurring subsequent to the Valuation Date.

8.              Legal Matters — We assume no responsibility for legal matters including interpretations of either the law or contracts. We have made no investigation of legal title and will assume that owner(s) claim(s) to property are valid. We have not given consideration to liens or encumbrances except as specifically stated. We assumed that all required licenses, permits, etc. are in full force and effect. We also assume no responsibility for the acceptability of the valuation approaches used in our report as legal evidence in any particular court or jurisdiction. The suitability of our report and opinion for any legal forum is a matter for the client and the client’s legal advisor to determine.

9.              Testimony — Neither Conway MacKenzie, Inc. nor any individual signing the report shall be required to give testimony or appear in court or other legal proceedings unless specific arrangements have been made in advance.

10.       Verification of Legal Description or Title — As part of this engagement, we do not assume any responsibility for matters of a legal nature. No investigation of legal description or title to the property was made and we assume that your claim to the property is valid. No consideration was given to liens or encumbrances which may be against the property, except as specifically stated as part of the financial statements you provide to us as part of this engagement. Full compliance with all applicable federal, state, local zoning, environmental and similar laws and regulations is assumed, unless otherwise stated and responsible ownership and competent property management are assumed.

11.       Verification of Hazardous Conditions — We did not investigate the extent of any hazardous substances that may exist, as we are not qualified to test for such substances or conditions. If the presence of such substances, such as asbestos, urea formaldehyde foam insulation or other hazardous substances or environmental conditions may affect the value of the property, the value estimated is predicated on the assumption that there is no such condition on or in the property or in such proximity thereto that it would cause a loss in value. No responsibility is assumed for any such conditions, or for any expertise or engineering knowledge required to discover them.

12.       Condition of Property — We assume no liability whatsoever with respect to the condition of the subject property or for hidden or unapparent conditions, if any, of the subject property, subsoil or structures, and further assume no liability or responsibility whatsoever with respect to the correction of any defects which may now exist or which may develop in the future. Equipment components considered, if any, were assumed to be adequate for the needs of the property’s improvements, and in good working condition, unless otherwise reported.

13.       Zoning — It is assumed that all public and private zoning and use restrictions and regulations had been complied with, unless non-conformity was stated, defined and considered in the report.

14.       The Americans with Disabilities Act (ADA) — The ADA became effective January 26, 1992. The valuation professional did not make a specific compliance survey and analysis of this property to determine whether or not it is in conformity with the various detailed requirements of the ADA. It is possible that a compliance survey of the property, together with a detailed analysis of the requirements of the ADA, could reveal that the property is not in compliance with one or more of the requirements of the Act. If so, this fact could have a negative effect upon the value of the property. Since the valuation professional has no direct evidence relating to this issue, he did not consider possible noncompliance with the requirements of the ADA in estimating the value of the property.

15.       Circular 230 Disclaimer — Our report is limited to issues as outlined in our engagement letter. Additional issues may exist that could affect the Federal tax treatment of the interests that are the subject of this report, and the report does not consider or provide a conclusion with respect to any additional issues. The report is not intended or written by Conway MacKenzie Inc. to be used, and cannot be used, by a client or any other person or entity, for the purpose of avoiding any penalties that may be imposed on any taxpayer.

EXHIBIT 1

Rewards Network, Inc.

Net Orderly Liquidation Analysis

Summary of Values

Scenario:	Orderly Liquidation Value (rounded)

No Contract Breach
Gross Proceeds	$69,500,000
Discounted Proceeds	68,300,000

Moderate Contract Breach
Gross Proceeds	60,400,000
Discounted Proceeds	59,600,000

Significant Contract Breach
Gross Proceeds	57,300,000
Discounted Proceeds	56,500,000

EXHIBIT 2.1

Rewards Network, Inc.

Net Orderly Liquidation Analysis

Scenario:  No Contract Breach

		Oct 2010	Nov 2010	Dec 2010	Jan 2011	Feb 2011	Mar 2011	Apr 2011	May 2011	Jun 2011	Jul 2011	Aug 2011	Sep 2011

Qualified Sales:

Dining Credits Qualified Sales		$19,190,122	$17,618,538	$17,062,437	$13,832,372	$11,745,807	$12,732,802	$9,419,449	$9,159,266	$4,767,500	$2,922,158	$2,045,511	$1,431,857
Marketing Services Qualified Sales		25,800,958	23,387,358	23,675,512	19,665,814	16,782,795	19,135,803	15,811,673	16,624,014	12,588,678	11,060,468	10,185,839	5,510,584
Total Qualified Sales		44,991,081	41,005,897	40,737,949	33,498,186	28,528,602	31,868,606	25,231,122	25,783,280	17,356,178	13,982,626	12,231,349	6,942,441

Rewards Network Share of Qualified Sales:

Dining Credits Revenue		13,313,757	12,205,153	11,844,896	9,556,486	8,100,913	8,766,894	6,459,659	6,253,680	3,251,690	1,987,781	1,391,447	974,013
Marketing Services Revenue		3,999,149	3,625,041	3,669,704	3,048,201	2,601,333	2,966,049	2,450,809	2,576,722	1,951,245	1,714,372	1,578,805	854,140
Total Revenue from Sales		17,312,906	15,830,194	15,514,600	12,604,688	10,702,246	11,732,943	8,910,468	8,830,402	5,202,935	3,702,153	2,970,252	1,828,153

Other Revenue:

Cash Collections Revenue		125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000
Recovery from Loss Reserve Allowance		—	—	—	—	—	—	—	—	—	—	—	1,387,056
Recovery from Breached Contracts		—	—	—	—	—	—	—	—	—	—	—	—
Recovery from Non-Breached Balances		—	—	—	—	—	—	—	—	—	—	—	4,289,851
Proceeds from Sale of Marketing Services Business and IP		—	—	—	—	—	—	—	—	—	—	—	—
Membership Fee & Other Income		—	—	—	—	—	—	—	—	—	—	—	—
Interest Income - RCR Loan		—	—	—	—	—	—	—	—	—	—	—	—
Total Other Revenue		125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	5,801,907

Cost of Sales:

Cost of Sales - Dining Credits		7,709,182	7,067,257	6,858,654	5,533,576	4,690,743	5,076,372	3,740,393	3,621,123	1,882,855	1,151,002	805,702	563,991
Processing Fees		98,320	89,900	88,107	71,582	60,778	66,631	50,603	50,148	29,547	21,025	16,868	10,382
Total Cost of Sales		7,807,502	7,157,157	6,946,762	5,605,158	4,751,521	5,143,003	3,790,995	3,671,271	1,912,402	1,172,027	822,570	574,373

Member Rewards:

Member Rewards - Dining Credits		1,082,323	993,686	962,321	780,146	662,464	718,130	531,257	516,583	268,887	164,810	115,367	80,757
Member Rewards - Marketing Services		1,455,174	1,319,047	1,335,299	1,109,152	946,550	1,079,259	891,778	937,594	710,001	623,810	574,481	310,797
Total Member Rewards		2,537,497	2,312,733	2,297,620	1,889,298	1,609,013	1,797,389	1,423,035	1,454,177	978,888	788,620	689,848	391,554
Net Revenue		7,092,907	6,485,304	6,395,218	5,235,232	4,466,712	4,917,551	3,821,437	3,829,954	2,436,645	1,866,506	1,582,834	6,664,134

Operating Expenses:

Member & Merchant Marketing		122,650	151,900	122,650	60,217	188,467	136,817	69,317	198,067	83,817	66,317	173,567	120,317
Salaries & Benefits		962,261	962,261	962,261	962,261	962,261	962,261	962,261	962,261	962,261	962,261	962,261	962,261
Retention Bonuses		—	—	—	—	—	—	—	—	—	—	—	2,620,329
Severance		717,190	412,553	291,018	231,157	214,442	92,143	—	—	—	—	—	—
Sales Commission & Expenses		389,540	356,179	349,079	283,605	240,801	263,991	200,486	198,684	117,066	83,298	66,831	41,133
Depreciation & Amortization		360,000	360,000	360,000	360,000	360,000	360,000	360,000	360,000	360,000	360,000	360,000	360,000
Rent & Other Office Expense		199,942	199,942	200,265	205,245	205,562	205,277	230,133	209,499	206,702	209,809	209,809	211,369
Post-Termination Rent Acceleration		—	—	—	—	—	—	—	—	—	—	—	645,506
Telephone		54,000	54,000	54,000	64,167	69,167	64,250	64,250	59,250	59,250	59,250	59,250	59,250
Professional Fees		188,300	188,300	188,300	120,300	120,300	120,300	120,300	120,300	120,300	120,300	120,300	120,300
Programming & Systems		180,292	180,292	180,292	190,033	190,033	190,533	190,533	190,533	191,403	191,403	191,403	191,403
Other Expenses		151,135	151,349	194,220	148,835	149,530	249,087	299,257	224,142	173,855	148,847	149,192	173,867
MPO Payments		—	—	—	—	—	—	—	—	—	—	—	—
Total Direct Operating Expenses		3,325,311	3,016,776	2,902,085	2,625,819	2,700,561	2,644,658	2,496,535	2,522,735	2,274,654	2,201,485	2,292,612	5,505,734

Operating Income		3,767,596	3,468,528	3,493,133	2,609,413	1,766,151	2,272,893	1,324,902	1,307,219	161,991	(334,978)	(709,778)	1,158,399
EBITDA		4,127,596	3,828,528	3,853,133	2,969,413	2,126,151	2,632,893	1,684,902	1,667,219	521,991	25,022	(349,778)	1,518,399

Interest Income/(Expense)		—	—	—	—	—	—	—	—	—	—	—	—
Other Liquidation Costs		150,000	150,000	150,000	150,000	150,000	150,000	150,000	150,000	150,000	150,000	150,000	150,000
Earnings Before Tax (EBT)		3,617,596	3,318,528	3,343,133	2,459,413	1,616,151	2,122,893	1,174,902	1,157,219	11,991	(484,978)	(859,778)	1,008,399
Taxes	40.0%	1,447,038	1,327,411	1,337,253	983,765	646,460	849,157	469,961	462,888	4,796	(193,991)	(343,911)	403,360
Net Income		2,170,557	1,991,117	2,005,880	1,475,648	969,690	1,273,736	704,941	694,332	7,194	(290,987)	(515,867)	605,040

Cash Flow Addbacks:
Depreciation & Amortization		360,000	360,000	360,000	360,000	360,000	360,000	360,000	360,000	360,000	360,000	360,000	360,000
Cost of Sales - Dining Credits		7,709,182	7,067,257	6,858,654	5,533,576	4,690,743	5,076,372	3,740,393	3,621,123	1,882,855	1,151,002	805,702	563,991
Total Cash Flow Adjustments		8,069,182	7,427,257	7,218,654	5,893,576	5,050,743	5,436,372	4,100,393	3,981,123	2,242,855	1,511,002	1,165,702	923,991
Net Cash Flow		10,239,739	9,418,374	9,224,534	7,369,224	6,020,433	6,710,107	4,805,334	4,675,455	2,250,049	1,220,015	649,835	1,529,031
Proceeds from Liquidation of Balance Sheet Items		(1,272,160)	507,196	507,196	507,196	507,196	507,196	1,749,272	121,517	—	—	—	2,213,275
Net Orderly Liquidation Value (proceeds)	$69,460,014	8,967,579	9,925,570	9,731,730	7,876,420	6,527,629	7,217,303	6,554,606	4,796,972	2,250,049	1,220,015	649,835	3,742,306
Discount Period (mid-year convention)		0.5	1.5	2.5	3.5	4.5	5.5	6.5	7.5	8.5	9.5	10.5	11.5
PV Factor (4.59% Borrowing Rate / 12)	0.38%	0.9981	0.9943	0.9905	0.9867	0.9830	0.9792	0.9755	0.9718	0.9681	0.9644	0.9607	0.9570

Present Value of Cash Flows		8,950,478	9,868,893	9,639,290	7,771,875	6,416,444	7,067,338	6,393,955	4,661,569	2,178,206	1,176,560	624,301	3,581,560

Net Orderly Liquidation Value (discounted)	$68,330,469

EXHIBIT 2.2

Rewards Network, Inc.

Net Orderly Liquidation Analysis

Scenario:  Moderate Contract Breach

		Oct 2010	Nov 2010	Dec 2010	Jan 2011	Feb 2011	Mar 2011	Apr 2011	May 2011	Jun 2011	Jul 2011	Aug 2011	Sep 2011

Qualified Sales:

Dining Credits Qualified Sales		$18,422,182	$16,211,062	$15,133,625	$11,469,805	$9,032,671	$9,730,633	$6,182,758	$5,727,075	$2,440,987	$818,018	$34,152	$—
Marketing Services Qualified Sales		25,800,958	23,387,358	23,675,512	19,665,814	16,782,795	19,135,803	15,811,673	16,624,014	12,588,678	11,060,468	10,185,839	5,510,584
Total Qualified Sales		44,223,140	39,598,421	38,809,137	31,135,620	25,815,466	28,866,436	21,994,431	22,351,089	15,029,665	11,878,485	10,219,991	5,510,584

Rewards Network Share of Qualified Sales:

Dining Credits Revenue		12,780,974	11,230,131	10,505,898	7,924,240	6,229,702	6,699,815	4,240,005	3,910,280	2,561,536	980,353	40,929	—
Marketing Services Revenue		3,999,149	3,625,041	3,669,704	3,048,201	2,601,333	2,966,049	2,450,809	2,576,722	1,951,245	1,714,372	1,578,805	854,140
Total Revenue from Sales		16,780,123	14,855,172	14,175,602	10,972,442	8,831,036	9,665,865	6,690,814	6,487,002	4,512,781	2,694,726	1,619,734	854,140

Other Revenue:

Cash Collections Revenue		125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000
Recovery from Loss Reserve Allowance		—	—	—	—	—	—	—	—	—	—	—	1,387,056
Recovery from Breached Contracts		447,945	371,819	306,018	246,552	200,913	164,679	128,280	104,042	82,401	67,513	60,016	56,843
Recovery from Non-Breached Balances		1,480,810	1,229,153	885,177	713,168	498,131	408,294	265,041	214,962	136,201	92,063	81,840	2,532,112
Proceeds from Sale of Marketing Services Business and IP		—	—	—	—	—	—	—	—	—	—	—	—
Membership Fee & Other Income		—	—	—	—	—	—	—	—	—	—	—	—
Interest Income - RCR Loan		—	—	—	—	—	—	—	—	—	—	—	—
Total Other Revenue		2,053,754	1,725,972	1,316,195	1,084,721	824,044	697,973	518,321	444,004	343,602	284,576	266,856	4,101,011

Cost of Sales:

Cost of Sales - Dining Credits		7,400,680	6,502,682	6,083,322	4,588,443	3,607,239	3,879,453	2,455,127	2,264,204	1,483,229	567,663	23,700	—
Processing Fees		95,294	84,363	80,503	62,312	50,151	54,892	37,997	36,840	25,628	15,303	9,198	4,851
Total Cost of Sales		7,495,974	6,587,044	6,163,826	4,650,755	3,657,391	3,934,345	2,493,124	2,301,043	1,508,857	582,966	32,898	4,851

Member Rewards:

Member Rewards - Dining Credits		1,039,011	914,304	853,536	646,897	509,443	548,808	348,708	323,007	137,672	46,136	1,926	—
Member Rewards - Marketing Services		1,455,174	1,319,047	1,335,299	1,109,152	946,550	1,079,259	891,778	937,594	710,001	623,810	574,481	310,797
Total Member Rewards		2,494,185	2,233,351	2,188,835	1,756,049	1,455,992	1,628,067	1,240,486	1,260,601	847,673	669,947	576,407	310,797
Net Revenue		8,843,718	7,760,748	7,139,136	5,650,358	4,541,696	4,801,425	3,475,525	3,369,361	2,499,853	1,726,390	1,277,285	4,639,504

Operating Expenses:

Member & Merchant Marketing		122,650	151,900	122,650	60,217	188,467	136,817	69,317	198,067	83,817	66,317	173,567	120,317
Salaries & Benefits		962,261	962,261	962,261	962,261	962,261	962,261	962,261	962,261	962,261	962,261	962,261	962,261
Retention Bonuses		—	—	—	—	—	—	—	—	—	—	—	2,620,329
Severance		717,190	412,553	291,018	231,157	214,442	92,143	—	—	—	—	—	—
Sales Commission & Expenses		377,553	334,241	318,951	246,880	198,698	217,482	150,543	145,958	101,538	60,631	36,444	19,218
Depreciation & Amortization		360,000	360,000	360,000	360,000	360,000	360,000	360,000	360,000	360,000	360,000	360,000	360,000
Rent & Other Office Expense		199,942	199,942	200,265	205,245	205,562	205,277	230,133	209,499	206,702	209,809	209,809	211,369
Post-Termination Rent Acceleration		—	—	—	—	—	—	—	—	—	—	—	645,506
Telephone		54,000	54,000	54,000	64,167	69,167	64,250	64,250	59,250	59,250	59,250	59,250	59,250
Professional Fees		188,300	188,300	188,300	120,300	120,300	120,300	120,300	120,300	120,300	120,300	120,300	120,300
Programming & Systems		180,292	180,292	180,292	190,033	190,033	190,533	190,533	190,533	191,403	191,403	191,403	191,403
Other Expenses		151,135	151,349	194,220	148,835	149,530	249,087	299,257	224,142	173,855	148,847	149,192	173,867
MPO Payments		—	—	—	—	—	—	—	—	—	—	—	—
Total Direct Operating Expenses		3,313,323	2,994,838	2,871,958	2,589,093	2,658,459	2,598,149	2,446,593	2,470,008	2,259,125	2,178,818	2,262,225	5,483,819

Operating Income		5,530,394	4,765,910	4,267,179	3,061,265	1,883,237	2,203,276	1,028,931	899,352	240,728	(452,428)	(984,940)	(844,315)
EBITDA		5,890,394	5,125,910	4,627,179	3,421,265	2,243,237	2,563,276	1,388,931	1,259,352	600,728	(92,428)	(624,940)	(484,315)

Interest Income/(Expense)		—	—	—	—	—	—	—	—	—	—	—	—
Other Liquidation Costs		150,000	150,000	150,000	150,000	150,000	150,000	150,000	150,000	150,000	150,000	150,000	150,000
Earnings Before Tax (EBT)		5,380,394	4,615,910	4,117,179	2,911,265	1,733,237	2,053,276	878,931	749,352	90,728	(602,428)	(1,134,940)	(994,315)
Taxes	40.0%	2,152,158	1,846,364	1,646,872	1,164,506	693,295	821,310	351,573	299,741	36,291	(240,971)	(453,976)	(397,726)
Net Income		3,228,237	2,769,546	2,470,307	1,746,759	1,039,942	1,231,966	527,359	449,611	54,437	(361,457)	(680,964)	(596,589)

Cash Flow Addbacks:
Depreciation & Amortization		360,000	360,000	360,000	360,000	360,000	360,000	360,000	360,000	360,000	360,000	360,000	360,000
Cost of Sales - Dining Credits		7,400,680	6,502,682	6,083,322	4,588,443	3,607,239	3,879,453	2,455,127	2,264,204	1,483,229	567,663	23,700	—
Total Cash Flow Adjustments		7,760,680	6,862,682	6,443,322	4,948,443	3,967,239	4,239,453	2,815,127	2,624,204	1,843,229	927,663	383,700	360,000
Net Cash Flow		10,988,917	9,632,228	8,913,630	6,695,201	5,007,182	5,471,419	3,342,486	3,073,815	1,897,666	566,206	(297,265)	(236,589)
Proceeds from Liquidation of Balance Sheet Items		(1,272,160)	507,196	507,196	507,196	507,196	507,196	1,749,272	121,517	—	—	—	2,213,275
Net Orderly Liquidation Value (proceeds)	$60,402,778	9,716,757	10,139,423	9,420,825	7,202,397	5,514,377	5,978,614	5,091,759	3,195,332	1,897,666	566,206	(297,265)	1,976,687
Discount Period (mid-year convention)		0.5	1.5	2.5	3.5	4.5	5.5	6.5	7.5	8.5	9.5	10.5	11.5
PV Factor (4.59% Borrowing Rate / 12)	0.38%	0.9981	0.9943	0.9905	0.9867	0.9830	0.9792	0.9755	0.9718	0.9681	0.9644	0.9607	0.9570

Present Value of Cash Flows		9,698,226	10,081,525	9,331,338	7,106,799	5,420,451	5,854,388	4,966,961	3,105,139	1,837,074	546,039	(285,584)	1,891,780

Net Orderly Liquidation Value (discounted)	$59,554,136

EXHIBIT 2.3

Rewards Network, Inc.

Net Orderly Liquidation Analysis

Scenario:  Significant Contract Breach

		Oct 2010	Nov 2010	Dec 2010	Jan 2011	Feb 2011	Mar 2011	Apr 2011	May 2011	Jun 2011	Jul 2011	Aug 2011	Sep 2011

Qualified Sales:

Dining Credits Qualified Sales		$18,268,594	$15,937,873	$14,769,952	$11,036,651	$8,548,132	$9,207,209	$5,630,778	$5,152,801	$2,057,859	$475,680	$—	$—
Marketing Services Qualified Sales		25,800,958	23,387,358	23,675,512	19,665,814	16,782,795	19,135,803	15,811,673	16,624,014	12,588,678	11,060,468	10,185,839	5,510,584
Total Qualified Sales		44,069,552	39,325,232	38,445,464	30,702,466	25,330,928	28,343,012	21,442,451	21,776,815	14,646,537	11,536,147	10,185,839	5,510,584

Rewards Network Share of Qualified Sales:
Dining Credits Revenue		12,674,418	11,040,881	10,253,432	7,624,984	5,895,523	6,339,423	3,861,468	3,518,183	2,159,487	570,078	—	—
Marketing Services Revenue		3,999,149	3,625,041	3,669,704	3,048,201	2,601,333	2,966,049	2,450,809	2,576,722	1,951,245	1,714,372	1,578,805	854,140
Total Revenue from Sales		16,673,566	14,665,921	13,923,137	10,673,185	8,496,856	9,305,472	6,312,278	6,094,905	4,110,732	2,284,451	1,578,805	854,140

Other Revenue:
Cash Collections Revenue		125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000
Recovery from Loss Reserve Allowance		—	—	—	—	—	—	—	—	—	—	—	1,387,056
Recovery from Breached Contracts		1,119,862	919,468	748,265	595,610	479,739	388,995	299,031	240,507	189,102	155,060	139,765	131,379
Recovery from Non-Breached Balances		493,603	405,275	288,587	229,712	158,591	128,593	82,378	66,255	41,675	28,193	25,412	2,269,282
Proceeds from Sale of Marketing Services Business and IP		—	—	—	—	—	—	—	—	—	—	—	—
Membership Fee & Other Income		—	—	—	—	—	—	—	—	—	—	—	—
Interest Income - RCR Loan		—	—	—	—	—	—	—	—	—	—	—	—
Total Other Revenue		1,738,465	1,449,743	1,161,852	950,322	763,330	642,588	506,408	431,762	355,777	308,253	290,177	3,912,717

Cost of Sales:
Cost of Sales - Dining Credits		7,338,980	6,393,098	5,937,135	4,415,161	3,413,737	3,670,772	2,235,940	2,037,164	1,250,427	330,097	—	—
Processing Fees		94,689	83,288	79,069	60,613	48,254	52,846	35,847	34,613	23,345	12,973	8,966	4,851
Total Cost of Sales		7,433,669	6,476,386	6,016,205	4,475,774	3,461,990	3,723,618	2,271,787	2,071,777	1,273,771	343,071	8,966	4,851

Member Rewards:
Member Rewards - Dining Credits		1,030,349	898,896	833,025	622,467	482,115	519,287	317,576	290,618	116,063	26,828	—	—
Member Rewards - Marketing Services		1,455,174	1,319,047	1,335,299	1,109,152	946,550	1,079,259	891,778	937,594	710,001	623,810	574,481	310,797
Total Member Rewards		2,485,523	2,217,943	2,168,324	1,731,619	1,428,664	1,598,546	1,209,354	1,228,212	826,065	650,639	574,481	310,797
Net Revenue		8,492,840	7,421,335	6,900,460	5,416,114	4,369,531	4,625,897	3,337,544	3,226,677	2,366,673	1,598,994	1,285,535	4,451,210

Operating Expenses:
Member & Merchant Marketing		122,650	151,900	122,650	60,217	188,467	136,817	69,317	198,067	83,817	66,317	173,567	120,317
Salaries & Benefits		962,261	962,261	962,261	962,261	962,261	962,261	962,261	962,261	962,261	962,261	962,261	962,261
Retention Bonuses		—	—	—	—	—	—	—	—	—	—	—	2,620,329
Severance		717,190	412,553	291,018	231,157	214,442	92,143	—	—	—	—	—	—
Sales Commission & Expenses		375,155	329,983	313,271	240,147	191,179	209,373	142,026	137,135	92,491	51,400	35,523	19,218
Depreciation & Amortization		360,000	360,000	360,000	360,000	360,000	360,000	360,000	360,000	360,000	360,000	360,000	360,000
Rent & Other Office Expense		199,942	199,942	200,265	205,245	205,562	205,277	230,133	209,499	206,702	209,809	209,809	211,369
Post-Termination Rent Acceleration		—	—	—	—	—	—	—	—	—	—	—	645,506
Telephone		54,000	54,000	54,000	64,167	69,167	64,250	64,250	59,250	59,250	59,250	59,250	59,250
Professional Fees		188,300	188,300	188,300	120,300	120,300	120,300	120,300	120,300	120,300	120,300	120,300	120,300
Programming & Systems		180,292	180,292	180,292	190,033	190,033	190,533	190,533	190,533	191,403	191,403	191,403	191,403
Other Expenses		151,135	151,349	194,220	148,835	149,530	249,087	299,257	224,142	173,855	148,847	149,192	173,867
MPO Payments		—	—	—	—	—	—	—	—	—	—	—	—
Total Direct Operating Expenses		3,310,926	2,990,580	2,866,277	2,582,360	2,650,940	2,590,040	2,438,076	2,461,186	2,250,079	2,169,586	2,261,304	5,483,819

Operating Income		5,181,914	4,430,755	4,034,183	2,833,753	1,718,591	2,035,857	899,468	765,491	116,593	(570,592)	(975,769)	(1,032,609)
EBITDA		5,541,914	4,790,755	4,394,183	3,193,753	2,078,591	2,395,857	1,259,468	1,125,491	476,593	(210,592)	(615,769)	(672,609)

Interest Income/(Expense)		—	—	—	—	—	—	—	—	—	—	—	—
Other Liquidation Costs		150,000	150,000	150,000	150,000	150,000	150,000	150,000	150,000	150,000	150,000	150,000	150,000
Earnings Before Tax (EBT)		5,031,914	4,280,755	3,884,183	2,683,753	1,568,591	1,885,857	749,468	615,491	(33,407)	(720,592)	(1,125,769)	(1,182,609)

Taxes	40.0%	2,012,766	1,712,302	1,553,673	1,073,501	627,437	754,343	299,787	246,196	(13,363)	(288,237)	(450,308)	(473,044)
Net Income		3,019,149	2,568,453	2,330,510	1,610,252	941,155	1,131,514	449,681	369,295	(20,044)	(432,355)	(675,462)	(709,565)

Cash Flow Addbacks:
Depreciation & Amortization		360,000	360,000	360,000	360,000	360,000	360,000	360,000	360,000	360,000	360,000	360,000	360,000
Cost of Sales - Dining Credits		7,338,980	6,393,098	5,937,135	4,415,161	3,413,737	3,670,772	2,235,940	2,037,164	1,250,427	330,097	—	—
Total Cash Flow Adjustments		7,698,980	6,753,098	6,297,135	4,775,161	3,773,737	4,030,772	2,595,940	2,397,164	1,610,427	690,097	360,000	360,000
Net Cash Flow		10,718,128	9,321,552	8,627,645	6,385,413	4,714,891	5,162,286	3,045,621	2,766,459	1,590,383	257,742	(315,462)	(349,565)

Proceeds from Liquidation of Balance Sheet Items		(1,272,160)	507,196	507,196	507,196	507,196	507,196	1,749,272	121,517	—	—	—	2,213,275
Net Orderly Liquidation Value (proceeds)	$57,272,976	9,445,968	9,828,747	9,134,841	6,892,609	5,222,087	5,669,482	4,794,893	2,887,976	1,590,383	257,742	(315,462)	1,863,710

Discount Period (mid-year convention)		0.5	1.5	2.5	3.5	4.5	5.5	6.5	7.5	8.5	9.5	10.5	11.5
PV Factor (4.59% Borrowing Rate / 12)	0.38%	0.9981	0.9943	0.9905	0.9867	0.9830	0.9792	0.9755	0.9718	0.9681	0.9644	0.9607	0.9570

Present Value of Cash Flows		9,427,954	9,772,623	9,048,070	6,801,123	5,133,140	5,551,679	4,677,372	2,806,458	1,539,602	248,562	(303,066)	1,783,657

Net Orderly Liquidation Value (discounted)	$56,487,173

EXHIBIT 2.4

Rewards Network, Inc.

Net Orderly Liquidation Analysis

Liquidation of Balance Sheet Items

	At
	Sep 30, 2010	Oct 2010	Nov 2010	Dec 2010	Jan 2011	Feb 2011	Mar 2011	Apr 2011	May 2011	Jun 2011	Jul 2011	Aug 2011	Sep 2011

Balance Sheet Assets:
Cash and Cash Equivalents	$12,109,647	$12,109,647	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accounts Receivable:	3,385,637	467,656	467,656	467,656	467,656	467,656	467,656	467,656	112,044	—	—	—	—
Avg. Days Sales Outstanding (Jan 2009 - Sep 2010)	220.8
Merchant Rejects	1,908,328
@ 15% collectibility	15.0%
Total Return on Merchant Rejects	286,249	39,539	39,539	39,539	39,539	39,539	39,539	39,539	9,473	—	—	—	—
BOA CD - Interest	20,810	20,810	—	—	—	—	—	—	—	—	—	—	—
Reconciling Items	(26,758)	(26,758)	—	—	—	—	—	—	—	—	—	—	—
Income Taxes Receivable		—	—	—	—	—	—	—	—	—	—	—	—
2009 Tax Provision	1,277,084	—	—	—	—	—	—	1,277,084	—	—	—	—	—
Adj. Refund Due from 1120X Carryback of 2009 NOL	(35,007)	—	—	—	—	—	—	(35,007)	—	—	—	—	—
Overpayments 2009	2,757,842	—	—	—	—	—	—	—	—	—	—	—	2,757,842
Current 2010 Provision	(1,936,601)	—	—	—	—	—	—	—	—	—	—	—	(1,936,601)
2010 Payments	816,532	—	—	—	—	—	—	—	—	—	—	—	816,532
IRS Audit - Adjustment	(54,747)	—	—	—	—	—	—	—	—	—	—	—	(54,747)
Payment of IRS Audit Assessment	54,747	—	—	—	—	—	—	—	—	—	—	—	54,747
APIC Pool	575,502	—	—	—	—	—	—	—	—	—	—	—	575,502

Total Assets (Liquidated):	19,230,938	12,610,895	507,196	507,196	507,196	507,196	507,196	1,749,272	121,517	—	—	—	2,213,275

Balance Sheet Liabilities:
Accounts Payable - Member Benefits	7,396,414	7,396,414	—	—	—	—	—	—	—	—	—	—	—
Accounts Payable - Trade	1,460,560	1,460,560	—	—	—	—	—	—	—	—	—	—	—
Accrued Compensation	2,637,822	2,637,822	—	—	—	—	—	—	—	—	—	—	—
Other Current Liabilities	2,053,746	2,053,746	—	—	—	—	—	—	—	—	—	—	—
Deferred Membership Fee Income	334,513	334,513	—	—	—	—	—	—	—	—	—	—	—

Total Liabilities (Liquidated):	13,883,055	13,883,055	—	—	—	—	—	—	—	—	—	—	—

Net Orderly Liquidation Value (proceeds)	$5,347,883	(1,272,160)	507,196	507,196	507,196	507,196	507,196	1,749,272	121,517	—	—	—	2,213,275

EXHIBIT 3.1

Rewards Network, Inc.

Net Orderly Liquidation Analysis

Sales and Run-Off Forecast (No Contract Breach)

		Oct 2010	Nov 2010	Dec 2010	Jan 2011	Feb 2011	Mar 2011	Apr 2011	May 2011	Jun 2011	Jul 2011	Aug 2011	Sep 2011
Total All Products	Forecast Period
Total All Products	Adjusted Revenue	17,312,906	15,830,194	15,514,600	12,604,688	10,702,246	11,732,943	8,910,468	8,830,402	5,202,935	3,702,153	2,970,252	1,828,153
Total All Products	Cost Of Sales	7,709,182	7,067,257	6,858,654	5,533,576	4,690,743	5,076,372	3,740,393	3,621,123	1,882,855	1,151,002	805,702	563,991
Total All Products	Qualified Spend	44,991,081	41,005,897	40,737,949	33,498,186	28,528,602	31,868,606	25,231,122	25,783,280	17,356,178	13,982,626	12,231,349	6,942,441

		Oct 2010	Nov 2010	Dec 2010	Jan 2011	Feb 2011	Mar 2011	Apr 2011	May 2011	Jun 2011	Jul 2011	Aug 2011	Sep 2011
Dining Credits	Forecast Period
Dining Credits	Adjusted Revenue	13,313,757	12,205,153	11,844,896	9,556,486	8,100,913	8,766,894	6,459,659	6,253,680	3,251,690	1,987,781	1,391,447	974,013
Dining Credits	Cost Of Sales	7,709,182	7,067,257	6,858,654	5,533,576	4,690,743	5,076,372	3,740,393	3,621,123	1,882,855	1,151,002	805,702	563,991
Dining Credits	Qualified Spend	19,190,122	17,618,538	17,062,437	13,832,372	11,745,807	12,732,802	9,419,449	9,159,266	4,767,500	2,922,158	2,045,511	1,431,857

Dining Credits Sales Adjusted for Breach
Qualified Sales Adjusted for Breach		19,190,122	17,618,538	17,062,437	13,832,372	11,745,807	12,732,802	9,419,449	9,159,266	4,767,500	2,922,158	2,045,511	1,431,857
Non Breached Sales Adjustment		—	—	—	—	—	—	—	—	—	—	—	—
Breached Sales Adjustment		—	—	—	—	—	—	—	—	—	—	—	—

Sales Adjusted for Breach		13,313,757	12,205,153	11,844,896	9,556,486	8,100,913	8,766,894	6,459,659	6,253,680	3,251,690	1,987,781	1,391,447	974,013
Cost of Sales Adjusted for Breach		7,709,182	7,067,257	6,858,654	5,533,576	4,690,743	5,076,372	3,740,393	3,621,123	1,882,855	1,151,002	805,702	563,991

		Oct 2010	Nov 2010	Dec 2010	Jan 2011	Feb 2011	Mar 2011	Apr 2011	May 2011	Jun 2011	Jul 2011	Aug 2011	Sep 2011
Marketing Services	Forecast Period
Marketing Services	Adjusted Revenue	3,999,149	3,625,041	3,669,704	3,048,201	2,601,333	2,966,049	2,450,809	2,576,722	1,951,245	1,714,372	1,578,805	854,140
Marketing Services	Cost Of Sales	—	—	—	—	—	—	—	—	—	—	—	—
Marketing Services	Qualified Spend	25,800,958	23,387,358	23,675,512	19,665,814	16,782,795	19,135,803	15,811,673	16,624,014	12,588,678	11,060,468	10,185,839	5,510,584

EXHIBIT 3.2

Rewards Network, Inc.

Net Orderly Liquidation Analysis

Sales and Run-Off Forecast (Moderate Contract Breach)

		Oct 2010	Nov 2010	Dec 2010	Jan 2011	Feb 2011	Mar 2011	Apr 2011	May 2011	Jun 2011	Jul 2011	Aug 2011	Sep 2011
Total All Products	Forecast Period
Total All Products	Adjusted Revenue	17,312,906	15,830,194	15,514,600	12,604,688	10,702,246	11,732,943	8,910,468	8,830,402	5,202,935	3,702,153	3,680,041	1,904,759
Total All Products	Cost Of Sales	7,709,182	7,067,257	6,858,654	5,533,576	4,690,743	5,076,372	3,740,393	3,621,123	2,896,899	2,027,829	1,216,697	608,349
Total All Products	Qualified Spend	44,991,081	41,005,897	40,737,949	33,498,186	28,528,602	31,868,606	25,231,122	25,783,280	17,356,178	13,982,626	11,939,134	6,387,231

		Oct 2010	Nov 2010	Dec 2010	Jan 2011	Feb 2011	Mar 2011	Apr 2011	May 2011	Jun 2011	Jul 2011	Aug 2011	Sep 2011
Dining Credits	Forecast Period
Dining Credits	Adjusted Revenue	13,313,757	12,205,153	11,844,896	9,556,486	8,100,913	8,766,894	6,459,659	6,253,680	5,002,944	3,502,061	2,101,236	1,050,618
Dining Credits	Cost Of Sales	7,709,182	7,067,257	6,858,654	5,533,576	4,690,743	5,076,372	3,740,393	3,621,123	2,896,899	2,027,829	1,216,697	608,349
Dining Credits	Qualified Spend	19,190,122	17,618,538	17,062,437	13,832,372	11,745,807	12,732,802	9,419,449	9,159,266	4,767,500	2,922,158	1,753,295	876,647

Dining Credits Sales Adjusted for Breach
Qualified Sales Adjusted for Breach		18,422,182	16,211,062	15,133,625	11,469,805	9,032,671	9,730,633	6,182,758	5,727,075	2,440,987	818,018	34,152	—
Non Breached Sales Adjustment		319,670	585,013	803,399	979,348	1,122,726	1,240,247	1,331,792	1,406,040	1,464,845	1,513,024	1,236,184	1,011,407
Breached Sales Adjustment		213,113	390,009	535,599	652,898	748,484	826,831	887,861	937,360	976,563	1,008,683	824,123	674,271

Sales Adjusted for Breach		12,780,974	11,230,131	10,505,898	7,924,240	6,229,702	6,699,815	4,240,005	3,910,280	2,561,536	980,353	40,929	—
Cost of Sales Adjusted for Breach		7,400,680	6,502,682	6,083,322	4,588,443	3,607,239	3,879,453	2,455,127	2,264,204	1,483,229	567,663	23,700	—

		Oct 2010	Nov 2010	Dec 2010	Jan 2011	Feb 2011	Mar 2011	Apr 2011	May 2011	Jun 2011	Jul 2011	Aug 2011	Sep 2011
Marketing Services	Forecast Period
Marketing Services	Adjusted Revenue	3,999,149	3,625,041	3,669,704	3,048,201	2,601,333	2,966,049	2,450,809	2,576,722	1,951,245	1,714,372	1,578,805	854,140
Marketing Services	Cost Of Sales	—	—	—	—	—	—	—	—	—	—	—	—
Marketing Services	Qualified Spend	25,800,958	23,387,358	23,675,512	19,665,814	16,782,795	19,135,803	15,811,673	16,624,014	12,588,678	11,060,468	10,185,839	5,510,584

EXHIBIT 3.3

Rewards Network, Inc.

Net Orderly Liquidation Analysis

Sales and Run-Off Forecast (Significant Contract Breach)

		Oct 2010	Nov 2010	Dec 2010	Jan 2011	Feb 2011	Mar 2011	Apr 2011	May 2011	Jun 2011	Jul 2011	Aug 2011	Sep 2011
Total All Products	Forecast Period
Total All Products	Adjusted Revenue	17,312,906	15,830,194	15,514,600	12,604,688	10,702,246	11,732,943	8,910,468	8,830,402	5,202,935	3,702,153	3,680,041	1,904,759
Total All Products	Cost Of Sales	7,709,182	7,067,257	6,858,654	5,533,576	4,690,743	5,076,372	3,740,393	3,621,123	2,896,899	2,027,829	1,216,697	608,349
Total All Products	Qualified Spend	44,991,081	41,005,897	40,737,949	33,498,186	28,528,602	31,868,606	25,231,122	25,783,280	17,356,178	13,982,626	11,939,134	6,387,231

		Oct 2010	Nov 2010	Dec 2010	Jan 2011	Feb 2011	Mar 2011	Apr 2011	May 2011	Jun 2011	Jul 2011	Aug 2011	Sep 2011
Dining Credits	Forecast Period
Dining Credits	Adjusted Revenue	13,313,757	12,205,153	11,844,896	9,556,486	8,100,913	8,766,894	6,459,659	6,253,680	5,002,944	3,502,061	2,101,236	1,050,618
Dining Credits	Cost Of Sales	7,709,182	7,067,257	6,858,654	5,533,576	4,690,743	5,076,372	3,740,393	3,621,123	2,896,899	2,027,829	1,216,697	608,349
Dining Credits	Qualified Spend	19,190,122	17,618,538	17,062,437	13,832,372	11,745,807	12,732,802	9,419,449	9,159,266	4,767,500	2,922,158	1,753,295	876,647

Dining Credits Sales Adjusted for Breach
Qualified Sales Adjusted for Breach		18,268,594	15,937,873	14,769,952	11,036,651	8,548,132	9,207,209	5,630,778	5,152,801	2,057,859	475,680	—	—
Non Breached Sales Adjustment		106,557	194,045	265,244	321,917	367,565	404,578	433,032	455,916	473,910	488,664	395,406	320,418
Breached Sales Adjustment		532,783	970,227	1,326,220	1,609,586	1,837,825	2,022,892	2,165,158	2,279,581	2,369,548	2,443,319	1,977,030	1,602,091

Sales Adjusted for Breach		12,674,418	11,040,881	10,253,432	7,624,984	5,895,523	6,339,423	3,861,468	3,518,183	2,159,487	570,078	—	—
Cost of Sales Adjusted for Breach		7,338,980	6,393,098	5,937,135	4,415,161	3,413,737	3,670,772	2,235,940	2,037,164	1,250,427	330,097	—	—

		Oct 2010	Nov 2010	Dec 2010	Jan 2011	Feb 2011	Mar 2011	Apr 2011	May 2011	Jun 2011	Jul 2011	Aug 2011	Sep 2011
Marketing Services	Forecast Period
Marketing Services	Adjusted Revenue	3,999,149	3,625,041	3,669,704	3,048,201	2,601,333	2,966,049	2,450,809	2,576,722	1,951,245	1,714,372	1,578,805	854,140
Marketing Services	Cost Of Sales	—	—	—	—	—	—	—	—	—	—	—
Marketing Services	Qualified Spend	25,800,958	23,387,358	23,675,512	19,665,814	16,782,795	19,135,803	15,811,673	16,624,014	12,588,678	11,060,468	10,185,839	5,510,584

EXHIBIT 4.1

Rewards Network, Inc.

Net Orderly Liquidation Analysis

Portfolio Roll-Forward (No Contract Breach)

	Prior Month Actual	Oct 2010	Nov 2010	Dec 2010	Jan 2011	Feb 2011	Mar 2011	Apr 2011	May 2011	Jun 2011	Jul 2011	Aug 2011	Sep 2011
Beginning Portfolio Cash Value		61,700,399	53,991,217	46,923,960	40,065,306	34,531,730	29,840,987	24,764,615	21,024,222	17,403,099	15,520,244	14,369,242	13,563,540
Less: Breached Contracts		—	—	—	—	—	—	—	—	—	—	—	—
Less: Non-Breached Contracts		—	—	—	—	—	—	—	—	—	—	—	—
Less: Cost of Sales		7,709,182	7,067,257	6,858,654	5,533,576	4,690,743	5,076,372	3,740,393	3,621,123	1,882,855	1,151,002	805,702	563,991
Ending Portfolio Cash Value	61,700,399	53,991,217	46,923,960	40,065,306	34,531,730	29,840,987	24,764,615	21,024,222	17,403,099	15,520,244	14,369,242	13,563,540	12,999,549

	Loss Reserve Allowance
Ending Cash	(9,247,041)
% Non/Breached
Total

Recovery %	15%
Cash Flow from Recovery	1,387,056

		Breached Contract Analysis
Prior Month Ending Cash Value		61,700,399	53,991,217	46,923,960	40,065,306	34,531,730	29,840,987	24,764,615	21,024,222	17,403,099	15,520,244	14,369,242	13,563,540
Breached %		0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
Breached Cash Value		—	—	—	—	—	—	—	—	—	—	—	—
Breached Dining Credits Value		—	—	—	—	—	—	—	—	—	—	—	—
Breached Dining Credits Sales		—	—	—	—	—	—	—	—	—	—	—	—

Liquidating Damages %		10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%

Potential Recoverabilty of Breached		—	—	—	—	—	—	—	—	—	—	—	—
Breached Recoverability %		33%	33%	33%	33%	33%	33%	33%	33%	33%	33%	33%	33%
Breached Recoverable $		—	—	—	—	—	—	—	—	—	—	—	—

		Non-Breached Contract Analysis
Prior Month Ending Cash Value		61,700,399	53,991,217	46,923,960	40,065,306	34,531,730	29,840,987	24,764,615	21,024,222	17,403,099	15,520,244	14,369,242	13,563,540
Negotiation % of Non-Breached Contracts		0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Negotiated Non-Breached Cash Value		—	—	—	—	—	—	—	—	—	—	—	—
Negotiated Non-Breached Dining Credits Value		—	—	—	—	—	—	—	—	—	—	—	—
Negotiated Non-Breached Dining Credits Sales		—	—	—	—	—	—	—	—	—	—	—	—

Non-Breached Recoverability %		80%	80%	70%	70%	60%	60%	50%	50%	40%	33%	33%	33%
Non-Breached Recoverability $		—	—	—	—	—	—	—	—	—	—	—	—

Remaining Non-Breached Contracts													12,999,549
Remaining Non-Breached Recoverability %													33%
Remaining Non-Breached Value													4,289,851

EXHIBIT 4.2

Rewards Network, Inc.

Net Orderly Liquidation Analysis

Portfolio Roll-Forward (Moderate Contract Breach)

	Prior Month Actual	Oct 2010	Nov 2010	Dec 2010	Jan 2011	Feb 2011	Mar 2011	Apr 2011	May 2011	Jun 2011	Jul 2011	Aug 2011	Sep 2011
Beginning Portfolio Cash Value		61,700,399	51,214,699	42,151,283	33,960,396	27,673,934	22,682,998	17,669,395	14,330,798	11,350,054	9,299,323	8,266,694	7,829,660
Less: Breached Contracts		1,234,008	1,024,294	843,026	679,208	553,479	453,660	353,388	286,616	227,001	185,986	165,334	156,593
Less: Non-Breached Contracts		1,851,012	1,536,441	1,264,538	1,018,812	830,218	680,490	530,082	429,924	340,502	278,980	248,001	234,890
Less: Cost of Sales		7,400,680	6,502,682	6,083,322	4,588,443	3,607,239	3,879,453	2,455,127	2,264,204	1,483,229	567,663	23,700	—
Ending Portfolio Cash Value	61,700,399	51,214,699	42,151,283	33,960,396	27,673,934	22,682,998	17,669,395	14,330,798	11,350,054	9,299,323	8,266,694	7,829,660	7,438,177

	Loss Reserve Allowance
Ending Cash	(9,247,041)
% Non/Breached
Total

Recovery %	15%
Cash Flow from Recovery	1,387,056

		Breached Contract Analysis
Prior Month Ending Cash Value		61,700,399	51,214,699	42,151,283	33,960,396	27,673,934	22,682,998	17,669,395	14,330,798	11,350,054	9,299,323	8,266,694	7,829,660
Breached %		2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%
Breached Cash Value		1,234,008	1,024,294	843,026	679,208	553,479	453,660	353,388	286,616	227,001	185,986	165,334	156,593
Breached Dining Credits Value		2,131,132	1,768,956	1,455,905	1,172,992	955,858	783,471	610,301	494,986	392,031	321,199	285,532	270,436
Breached Dining Credits Sales		213,113	176,896	145,591	117,299	95,586	78,347	61,030	49,499	39,203	32,120	28,553	27,044

Liquidating Damages %		10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%

Potential Recoverabilty of Breached		1,357,409	1,126,723	927,328	747,129	608,827	499,026	388,727	315,278	249,701	204,585	181,867	172,253
Breached Recoverability %		33.0%	33.0%	33.0%	33.0%	33.0%	33.0%	33.0%	33.0%	33.0%	33.0%	33.0%	33.0%
Breached Recoverable $		447,945	371,819	306,018	246,552	200,913	164,679	128,280	104,042	82,401	67,513	60,016	56,843

		Non-Breached Contract Analysis
Prior Month Ending Cash Value		61,700,399	51,214,699	42,151,283	33,960,396	27,673,934	22,682,998	17,669,395	14,330,798	11,350,054	9,299,323	8,266,694	7,829,660
Negotiation % of Non-Breached Contracts		3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%
Negotiated Non-Breached Cash Value		1,851,012	1,536,441	1,264,538	1,018,812	830,218	680,490	530,082	429,924	340,502	278,980	248,001	234,890
Negotiated Non-Breached Dining Credits Value		3,196,698	2,653,434	2,183,858	1,759,488	1,433,787	1,175,206	915,451	742,479	588,046	481,798	428,297	405,655
Negotiated Non-Breached Dining Credits Sales		319,670	265,343	218,386	175,949	143,379	117,521	91,545	74,248	58,805	48,180	42,830	40,565

Non-Breached Recoverability %		80.0%	80.0%	70.0%	70.0%	60.0%	60.0%	50.0%	50.0%	40.0%	33.0%	33.0%	33.0%
Non-Breached Recoverability $		1,480,810	1,229,153	885,177	713,168	498,131	408,294	265,041	214,962	136,201	92,063	81,840	77,514

Remaining Non-Breached Contracts													7,438,177
Remaining Non-Breached Recoverability %													33.0%
Remaining Non-Breached Value													2,454,598

EXHIBIT 4.3

Rewards Network, Inc.

Net Orderly Liquidation Analysis

Portfolio Roll-Forward (Significant Contract Breach)

	Prior Month Actual	Oct 2010	Nov 2010	Dec 2010	Jan 2011	Feb 2011	Mar 2011	Apr 2011	May 2011	Jun 2011	Jul 2011	Aug 2011	Sep 2011
Beginning Portfolio Cash Value		61,700,399	50,659,396	41,226,734	32,815,995	26,431,874	21,432,225	16,475,519	13,251,048	10,418,821	8,543,265	7,700,572	7,238,538
Less: Breached Contracts		3,085,020	2,532,970	2,061,337	1,640,800	1,321,594	1,071,611	823,776	662,552	520,941	427,163	385,029	361,927
Less: Non-Breached Contracts		617,004	506,594	412,267	328,160	264,319	214,322	164,755	132,510	104,188	85,433	77,006	72,385
Less: Cost of Sales		7,338,980	6,393,098	5,937,135	4,415,161	3,413,737	3,670,772	2,235,940	2,037,164	1,250,427	330,097	—	—
Ending Portfolio Cash Value	61,700,399	50,659,396	41,226,734	32,815,995	26,431,874	21,432,225	16,475,519	13,251,048	10,418,821	8,543,265	7,700,572	7,238,538	6,804,225

	Loss Reserve Allowance
Ending Cash	(9,247,041)
% Non/Breached
Total

Recovery %	15%
Cash Flow from Recovery	1,387,056

		Breached Contract Analysis
Prior Month Ending Cash Value		61,700,399	50,659,396	41,226,734	32,815,995	26,431,874	21,432,225	16,475,519	13,251,048	10,418,821	8,543,265	7,700,572	7,238,538
Breached %		5.0%	5.0%	5.0%	5.0%	5.0%	5.0%	5.0%	5.0%	5.0%	5.0%	5.0%	5.0%
Breached Cash Value		3,085,020	2,532,970	2,061,337	1,640,800	1,321,594	1,071,611	823,776	662,552	520,941	427,163	385,029	361,927
Breached Dining Credits Value		5,327,829	4,374,439	3,559,928	2,833,661	2,282,392	1,850,673	1,422,661	1,144,228	899,665	737,711	664,944	625,048
Breached Dining Credits Sales		532,783	437,444	355,993	283,366	228,239	185,067	142,266	114,423	89,967	73,771	66,494	62,505

Liquidating Damages %		10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%

Potential Recoverabilty of Breached		3,393,522	2,786,267	2,267,470	1,804,880	1,453,753	1,178,772	906,154	728,808	573,035	469,880	423,531	398,120
Breached Recoverability %		33.0%	33.0%	33.0%	33.0%	33.0%	33.0%	33.0%	33.0%	33.0%	33.0%	33.0%	33.0%
Breached Recoverable $		1,119,862	919,468	748,265	595,610	479,739	388,995	299,031	240,507	189,102	155,060	139,765	131,379

		Non-Breached Contract Analysis
Prior Month Ending Cash Value		61,700,399	50,659,396	41,226,734	32,815,995	26,431,874	21,432,225	16,475,519	13,251,048	10,418,821	8,543,265	7,700,572	7,238,538
Negotiation % of Non-Breached Contracts		1.0%	1.0%	1.0%	1.0%	1.0%	1.0%	1.0%	1.0%	1.0%	1.0%	1.0%	1.0%
Negotiated Non-Breached Cash Value		617,004	506,594	412,267	328,160	264,319	214,322	164,755	132,510	104,188	85,433	77,006	72,385
Negotiated Non-Breached Dining Credits Value		1,065,566	874,888	711,986	566,732	456,478	370,135	284,532	228,846	179,933	147,542	132,989	125,010
Negotiated Non-Breached Dining Credits Sales		106,557	87,489	71,199	56,673	45,648	37,013	28,453	22,885	17,993	14,754	13,299	12,501

Non-Breached Recoverability %		80.0%	80.0%	70.0%	70.0%	60.0%	60.0%	50.0%	50.0%	40.0%	33.0%	33.0%	33.0%
Non-Breached Recoverability $		493,603	405,275	288,587	229,712	158,591	128,593	82,378	66,255	41,675	28,193	25,412	23,887

Remaining Non-Breached Contracts													6,804,225
Remaining Non-Breached Recoverability %													33%
Remaining Non-Breached Value													2,245,394

EXHIBIT 5

Rewards Network, Inc.

Net Orderly Liquidation Analysis

Marketing Expenses Analysis

	Adjustment	Oct 2010	Nov 2010	Dec 2010	Jan 2011	Feb 2011	Mar 2011	Apr 2011	May 2011	Jun 2011	Jul 2011	Aug 2011	Sep 2011
Web Contractors	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Restaurant Reviews	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Web Tracking Services	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Web Marketing Other	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Search Engine Optimization	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Web Marketing Expenses		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Pocket Directory	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Member Welcome Kits	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
National Directory	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Other Member Direct Mail	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Agency Services/Contracts	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Email Service Provider Fees	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Other Member Marketing	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Member Marketing Expenses		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Campaign Mgt Software Fees	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Marketing Contractor Dev.	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Marketing Contractor Analysis	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Database Marketing/Analysis		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Merchant Retention Programs	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Merchant Acquisition	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Merchant Communications	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Merchant Advertising	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Sales Collateral	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Trade Shows	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Restaurant Surveys	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Merchant Marketing		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Sponsorships/Memberships	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Brand Strategy	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
General Marketing Other	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
General Marketing		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Partner Marketing	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Marketing		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Member & Merchant Marketing		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Adjustment
Less: Adjustments
Web Contractors	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Restaurant Reviews	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Web Tracking Services	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Web Marketing Other	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Search Engine Optimization	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Pocket Directory	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Member Welcome Kits	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
National Directory	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Other Member Direct Mail	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Agency Services/Contracts	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Email Service Provider Fees	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Other Member Marketing	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Campaign Mgt Software Fees	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Marketing Contractor Dev.	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Marketing Contractor Analysis	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Merchant Retention Programs	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Merchant Acquisition	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Merchant Communications	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Merchant Advertising	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Sales Collateral	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Trade Shows	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Restaurant Surveys	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Sponsorships/Memberships	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Brand Strategy	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
General Marketing Other	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Partner Marketing	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Total Adjustments		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Adjusted Member & Merchant Marketing		122,650	151,900	122,650	60,217	188,467	136,817	69,317	198,067	83,817	66,317	173,567	120,317

EXHIBIT 6.1

Rewards Network, Inc.

Net Orderly Liquidation Analysis

Salary & Benefits Analysis

Total All Departments (4Q 2010)

Salaries	$5,884,322
Payroll Taxes	530,980
Group Insurance	548,771
401(k) Match	120,953

Bonus Accrual	282,246

RSU FAS 123 EE Expense	297,559
Option FAS 123 Expense	—
FAS 123 Expense	297,559

Total Salaries & Benefits	$7,664,831

Total Headcount	407
Less: Terminated	251
Total Retained	156

Adjustments
Salaries	3,528,321
Payroll Taxes	327,460
Group Insurance	338,431
401k Match	74,593
Bonus Accrual	211,684
RSU Expense	297,559
Option Expense	—
Total Adjustments	4,778,048

Quarterly Adjusted Salaries & Benefits	$2,886,783

Monthly Adjusted Salaries & Benefits	$962,261

EXHIBIT 6.2

Rewards Network, Inc.

Net Orderly Liquidation Analysis

Termination Analysis

	Terminated	Retained	Total
Department:
Business Development	*****	*****	*****
Executive	*****	*****	*****
Finance	*****	*****	*****
Human Resources & Administration	*****	*****	*****
Information Technology	*****	*****	*****
Legal Dept	*****	*****	*****
Member Services	*****	*****	*****
Sales	*****	*****	*****

TOTAL ANNUAL SALARY	$14,113,283	$10,481,315	$24,594,598

	Terminated	Retained	Total
Department:
Business Development	*****	*****	*****
Executive	*****	*****	*****
Finance	*****	*****	*****
Human Resources & Administration	*****	*****	*****
Information Technology	*****	*****	*****
Legal Dept	*****	*****	*****
Member Services	*****	*****	*****
Sales	*****	*****	*****

TOTAL HEADCOUNT	251	156	407

EXHIBIT 6.3

Rewards Network, Inc.

Net Orderly Liquidation Analysis

Headcount Summary

Job Title	Retained?	FLSA Status	Weeks of severence	Retention Bonus	Total Severance	Severance Month 1	Severance Month 2	Severance Month 3	Severance Month 4	Severance Month 5	Severance Month 6
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

EXHIBIT 6.3

Rewards Network, Inc.

Net Orderly Liquidation Analysis

Headcount Summary

Job Title	Retained?	FLSA Status	Weeks of severence	Retention Bonus	Total Severance	Severance Month 1	Severance Month 2	Severance Month 3	Severance Month 4	Severance Month 5	Severance Month 6
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

EXHIBIT 6.3

Rewards Network, Inc.

Net Orderly Liquidation Analysis

Headcount Summary

Job Title	Retained?	FLSA Status	Weeks of severence	Retention Bonus	Total Severance	Severance Month 1	Severance Month 2	Severance Month 3	Severance Month 4	Severance Month 5	Severance Month 6
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

EXHIBIT 6.3

Rewards Network, Inc.

Net Orderly Liquidation Analysis

Headcount Summary

Job Title	Retained?	FLSA Status	Weeks of severence	Retention Bonus	Total Severance	Severance Month 1	Severance Month 2	Severance Month 3	Severance Month 4	Severance Month 5	Severance Month 6
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

EXHIBIT 6.3

Rewards Network, Inc.

Net Orderly Liquidation Analysis

Headcount Summary

Job Title	Retained?	FLSA Status	Weeks of severence	Retention Bonus	Total Severance	Severance Month 1	Severance Month 2	Severance Month 3	Severance Month 4	Severance Month 5	Severance Month 6
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

EXHIBIT 6.3

Rewards Network, Inc.

Net Orderly Liquidation Analysis

Headcount Summary

Job Title	Retained?	FLSA Status	Weeks of severence	Retention Bonus	Total Severance	Severance Month 1	Severance Month 2	Severance Month 3	Severance Month 4	Severance Month 5	Severance Month 6
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

EXHIBIT 6.3

Rewards Network, Inc.

Net Orderly Liquidation Analysis

Headcount Summary

Job Title	Retained?	FLSA Status	Weeks of severence	Retention Bonus	Total Severance	Severance Month 1	Severance Month 2	Severance Month 3	Severance Month 4	Severance Month 5	Severance Month 6
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

	156			$2,620,329	$1,958,502	$717,190	$412,553	$291,018	$231,157	$214,442	$92,143

EXHIBIT 7.1

Rewards Network, Inc.

Net Orderly Liquidation Analysis

Sales Commissions & Expenses Analysis

	Adjustment	Oct 2010	Nov 2010	Dec 2010	Jan 2011	Feb 2011	Mar 2011	Apr 2011	May 2011	Jun 2011	Jul 2011	Aug 2011	Sep 2011
Sales Commissions	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Commission Deal Payments	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Commission Floor Payments	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Sales commissions		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Sales Training	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Sales Consulting	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Other Selling Expenses		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Sales Commission & Expense		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Adjustment
Less: Adjustments
Sales commissions	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Commission Deal Payments	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Commission Floor Payments	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Sales Training	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Sales consulting	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Total Adjustments		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Adjusted Sales Commissions & Expenses		389,540	356,179	349,079	283,605	240,801	263,991	200,486	198,684	117,066	83,298	66,831	41,133

EXHIBIT 7.2

Rewards Network, Inc.

Net Orderly Liquidation Analysis

Sales Commissions & Expenses Analysis

	Adjustment	Oct 2010	Nov 2010	Dec 2010	Jan 2011	Feb 2011	Mar 2011	Apr 2011	May 2011	Jun 2011	Jul 2011	Aug 2011	Sep 2011
Sales Commissions	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Commission Deal Payments	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Commission Floor Payments	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Sales commissions		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Sales Training	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Sales Consulting	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Other Selling Expenses		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Sales Commission & Expense		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Adjustment
Less: Adjustments
Sales commissions	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Commission Deal Payments	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Commission Floor Payments	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Sales Training	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Sales consulting	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Total Adjustments		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Adjusted Sales Commissions & Expenses		377,553	334,241	318,951	246,880	198,698	217,482	150,543	145,958	101,538	60,631	36,444	19,218

EXHIBIT 7.3

Rewards Network, Inc.

Net Orderly Liquidation Analysis

Sales Commissions & Expenses Analysis

	Adjustment	Oct 2010	Nov 2010	Dec 2010	Jan 2011	Feb 2011	Mar 2011	Apr 2011	May 2011	Jun 2011	Jul 2011	Aug 2011	Sep 2011
Sales Commissions	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Commission Deal Payments	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Commission Floor Payments	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Sales commissions		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Sales Training	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Sales Consulting	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Other Selling Expenses		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Sales Commission & Expense		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Adjustment
Less: Adjustments
Sales commissions	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Commission Deal Payments	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Commission Floor Payments	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Sales Training	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Sales consulting	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Total Adjustments		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Adjusted Sales Commissions & Expenses		375,155	329,983	313,271	240,147	191,179	209,373	142,026	137,135	92,491	51,400	35,523	19,218

EXHIBIT 8

Rewards Network, Inc.

Net Orderly Liquidation Analysis

Depreciation Analysis

	Oct 2010	Nov 2010	Dec 2010	Jan 2011	Feb 2011	Mar 2011	Apr 2011	May 2011	Jun 2011	Jul 2011	Aug 2011	Sep 2011
Depreciation	360,000	360,000	360,000	360,000	360,000	360,000	360,000	360,000	360,000	360,000	360,000	360,000

EXHIBIT 9.1

Rewards Network, Inc.

Net Orderly Liquidation Analysis

Rent & Other Office Expenses Analysis

	Adjustment	Oct 2010	Nov 2010	Dec 2010	Jan 2011	Feb 2011	Mar 2011	Apr 2011	May 2011	Jun 2011	Jul 2011	Aug 2011	Sep 2011
Rent Expense	0.0%	105,978	105,978	105,978	116,219	116,336	116,336	116,507	116,507	114,873	115,845	115,845	117,090
Data Storage Expense	0.0%	42,000	42,000	42,000	39,550	39,550	39,550	39,550	39,550	39,550	42,000	42,000	42,000
Building Expense	0.0%	35,000	35,000	35,600	35,555	35,555	36,155	35,555	35,555	35,600	35,000	35,000	35,600
Office Utilities Expense	0.0%	3,460	3,460	3,460	3,460	3,460	3,460	3,460	3,460	3,460	3,460	3,460	3,460
Food and Beverage Expense	0.0%	4,802	4,802	4,862	4,802	4,802	4,862	4,802	4,802	4,862	4,802	4,802	4,862
Office Supply Expense	0.0%	11,975	11,975	11,975	11,975	11,975	11,975	11,975	11,975	11,975	11,975	11,975	11,975
Other Equipment Expense	0.0%	23,816	23,816	23,824	21,050	21,250	20,650	45,650	25,016	23,816	23,816	23,816	23,816
Rent & Other Office Expense		227,031	227,031	227,699	232,611	232,928	232,988	257,499	236,865	234,136	236,898	236,898	238,803

	Adjustment
Less Adjustments:
Rent Expense	0.0%	—	—	—	—	—	—	—	—	—	—	—	—
Data Storage Expense	0.0%	—	—	—	—	—	—	—	—	—	—	—	—
Building Expense	50.0%	17,500	17,500	17,800	17,778	17,778	18,078	17,778	17,778	17,800	17,500	17,500	17,800
Office Utilities Expense	0.0%	—	—	—	—	—	—	—	—	—	—	—	—
Food and Beverage Expense	75.0%	3,602	3,602	3,647	3,602	3,602	3,647	3,602	3,602	3,647	3,602	3,602	3,647
Office Supply Expense	50.0%	5,988	5,988	5,988	5,988	5,988	5,988	5,988	5,988	5,988	5,988	5,988	5,988
Other Equipment Expense	0.0%	—	—	—	—	—	—	—	—	—	—	—	—
Total Adjustments		27,089	27,089	27,434	27,367	27,367	27,712	27,367	27,367	27,434	27,089	27,089	27,434

Adjusted Rent & Other Office		199,942	199,942	200,265	205,245	205,562	205,277	230,133	209,499	206,702	209,809	209,809	211,369

EXHIBIT 9.2

Rewards Network, Inc.

Net Orderly Liquidation Analysis

Lease Commitments as of September 30, 2010

Office Location	Terms of Lease	Q1 2010	Q2 2010	Q3 2010	Q4 2010	2010	2011	2012

Atlanta, GA	4/1/2004 - 3/31/2012	$17,168	$17,683	$17,683	$17,683	$70,215	$72,332	$18,217
Boston, MA	2/1/2008 - 2/28/2011	12,194	12,311	12,311	12,311	49,128	8,208	—
Columbus, OH	11/1/2008 - 10/31/10	4,406	4,406	4,406	1,469	14,686	—	—
Denver, CO	12/1/2007-12/31/2010	7,870	7,870	7,870	7,870	31,479	—	—
Hollywood, FL	7/1/2009 - 6/30/2013	91,673	91,673	94,423	94,423	372,192	383,358	394,859
Englewood Cliff, NJ	10/1/2005 - 9/30/2010	16,385	16,385	16,385	—	49,155	—	—
New York, NY	1/3/2006 - 12/31/2010	21,002	21,002	21,002	14,002	77,008	—	—
Overland Park, KS	2/28/2005 - 2/28/2011	3,727	3,790	3,790	3,790	15,097	2,527	—
Philadelphia, PA	12/1/2008 - 12/31/2010	2,163	2,163	2,163	2,163	8,652	—	—
Poughkeepsie, NY	5/15/2008 - 5/14/2010	6,270	3,135	—	—	9,405	—	—
Redwood City, CA	3/1/2010 - 2/28/2011	6,660	5,762	—	—	12,422	—	—
Tampa, FL	5/31/2008 - 5/31/2010	4,902	3,268	—	—	8,170	—	—
Chicago, IL	9/1/2003 - 8/31/2011	145,062	145,652	147,308	144,468	582,490	385,680	—
Troy, MI	1/1/2010 - 12/31/2012	2,385	2,385	2,385	2,385	9,540	9,540	9,540
Toronto, Canada	8/1/2010 - 7/31/2011	—	—	1,000	3,000	4,000	7,000	—
New York, NY	6/20/2010 - 6/20/2011	—	4,575	13,725	13,725	32,025	22,875	—

TOTAL		$341,866	$342,060	$344,451	$317,288	$1,345,655	$891,520	$422,626

							x 25%	x 100%

							$222,880	$422,626

						Total Payable 10/1/11 - 12/31/12		$645,506

EXHIBIT 10

Rewards Network, Inc.

Net Orderly Liquidation Analysis

Telephone Expense Analysis

	Adjustment	Oct 2010	Nov 2010	Dec 2010	Jan 2011	Feb 2011	Mar 2011	Apr 2011	May 2011	Jun 2011	Jul 2011	Aug 2011	Sep 2011
Cellular Expense	0.0%	45,000	45,000	45,000	50,000	50,000	50,000	50,000	50,000	50,000	50,000	50,000	50,000
Telephone Expense	0.0%	85,500	85,500	85,500	103,333	113,333	103,500	103,500	93,500	93,500	93,500	93,500	93,500
Telephone		130,500	130,500	130,500	153,333	163,333	153,500	153,500	143,500	143,500	143,500	143,500	143,500

	Adjustment
Less:Adjusments
Cellular Expense	75.0%	33,750	33,750	33,750	37,500	37,500	37,500	37,500	37,500	37,500	37,500	37,500	37,500
Telephone Expense	50.0%	42,750	42,750	42,750	51,667	56,667	51,750	51,750	46,750	46,750	46,750	46,750	46,750
Total Adjustments		76,500	76,500	76,500	89,167	94,167	89,250	89,250	84,250	84,250	84,250	84,250	84,250

Adjusted Telephone Expense		54,000	54,000	54,000	64,167	69,167	64,250	64,250	59,250	59,250	59,250	59,250	59,250

EXHIBIT 11

Rewards Network, Inc.

Net Orderly Liquidation Analysis

Professional Fees Analysis

	Adjustment	Oct 2010	Nov 2010	Dec 2010	Jan 2011	Feb 2011	Mar 2011	Apr 2011	May 2011	Jun 2011	Jul 2011	Aug 2011	Sep 2011
Audit expense	0.0%	58,000	58,000	58,000	58,000	58,000	58,000	58,000	58,000	58,000	58,000	58,000	58,000
Tax consultants	0.0%	417	417	417	417	417	417	417	417	417	417	417	417
SOX consultants	0.0%	—	—	—	—	—	—	—	—	—	—	—	—
Accounting Fees		58,417	58,417	58,417	58,417	58,417	58,417	58,417	58,417	58,417	58,417	58,417	58,417

SEC compliance outside counsel	0.0%	5,833	5,833	5,833	5,833	5,833	5,833	5,833	5,833	5,833	5,833	5,833	5,833
General Corporate legal accrual	0.0%	10,000	10,000	10,000	24,000	24,000	24,000	24,000	24,000	24,000	24,000	24,000	24,000
Corp legal intellectual property	0.0%	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000
Corp legal commercial/transactional	0.0%	2,667	2,667	2,667	2,667	2,667	2,667	2,667	2,667	2,667	2,667	2,667	2,667
Corp legal HR	0.0%	3,333	3,333	3,333	3,333	3,333	3,333	3,333	3,333	3,333	3,333	3,333	3,333
Litigation accrual	0.0%	158,333	158,333	158,333	8,333	8,333	8,333	8,333	8,333	8,333	8,333	8,333	8,333
Legal Fees		182,167	182,167	182,167	46,166	46,166	46,166	46,166	46,166	46,166	46,166	46,166	46,166

Legal exp collections	0.0%	30,000	30,000	30,000	30,000	30,000	30,000	30,000	30,000	30,000	30,000	30,000	30,000
UCC filing expense	0.0%	20,500	20,500	20,500	20,500	20,500	20,500	20,500	20,500	20,500	20,500	20,500	20,500
Consumer credit reports	0.0%	10,142	10,142	10,142	10,142	10,142	10,142	10,142	10,142	10,142	10,142	10,142	10,142
Dun and Bradstreet	0.0%	29,058	29,058	29,062	28,788	28,788	28,788	28,788	28,788	28,788	28,788	28,788	28,788
Operations Fees		89,700	89,700	89,704	89,430	89,430	89,430	89,430	89,430	89,430	89,430	89,430	89,430

Payroll preparation	0.0%	9,300	9,300	9,300	9,300	9,300	9,300	9,300	9,300	9,300	9,300	9,300	9,300
Payroll Fees		9,300	9,300	9,300	9,300	9,300	9,300	9,300	9,300	9,300	9,300	9,300	9,300

Hourly-Rate Cases — Counsel Fees	0.0%	500	500	500	500	500	500	500	500	500	500	500	500
Contingent Fee Cases — Counsel Fees	0.0%	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000
Contingent Fee Cases — Disbursements	0.0%	8,000	8,000	8,000	8,000	8,000	8,000	8,000	8,000	8,000	8,000	8,000	8,000
Bankruptcy Cases — Counsel Fees	0.0%	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000
Bankruptcy Cases — Disbursements	0.0%	500	500	500	500	500	500	500	500	500	500	500	500
Collection Fees		15,000	15,000	15,000	15,000	15,000	15,000	15,000	15,000	15,000	15,000	15,000	15,000

Professional Fees		354,583	354,583	354,587	218,313	218,313	218,313	218,313	218,313	218,313	218,313	218,313	218,313

	Adjustment
Less: Adjustments
Audit expense	25.0%	14,500	14,500	14,500	14,500	14,500	14,500	14,500	14,500	14,500	14,500	14,500	14,500
Tax consultants	0.0%	—	—	—	—	—	—	—	—	—	—	—	—
SOX consultants	100.0%	—	—	—	—	—	—	—	—	—	—	—	—
SEC compliance outside counsel	50.0%	2,917	2,917	2,917	2,917	2,917	2,917	2,917	2,917	2,917	2,917	2,917	2,917
General Corporate legal accrual	50.0%	5,000	5,000	5,000	12,000	12,000	12,000	12,000	12,000	12,000	12,000	12,000	12,000
Corp legal intellectual property	100.0%	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000
Corp legal commercial/transactional	50.0%	1,333	1,333	1,333	1,334	1,334	1,334	1,334	1,334	1,334	1,334	1,334	1,334
Corp legal HR	50.0%	1,667	1,667	1,667	1,667	1,667	1,667	1,667	1,667	1,667	1,667	1,667	1,667
Litigation accrual	50.0%	79,167	79,167	79,167	4,167	4,167	4,167	4,167	4,167	4,167	4,167	4,167	4,167
Legal exp collections	0.0%	—	—	—	—	—	—	—	—	—	—	—	—
UCC filing expense	100.0%	20,500	20,500	20,500	20,500	20,500	20,500	20,500	20,500	20,500	20,500	20,500	20,500
Consumer credit reports	100.0%	10,142	10,142	10,142	10,142	10,142	10,142	10,142	10,142	10,142	10,142	10,142	10,142
Dun and Bradstreet	100.0%	29,058	29,058	29,062	28,788	28,788	28,788	28,788	28,788	28,788	28,788	28,788	28,788
Payroll preparation	0.0%	—	—	—	—	—	—	—	—	—	—	—	—
Hourly-Rate Cases — Counsel Fees	0.0%	—	—	—	—	—	—	—	—	—	—	—	—
Contingent Fee Cases — Counsel Fees	0.0%	—	—	—	—	—	—	—	—	—	—	—	—
Contingent Fee Cases — Disbursements	0.0%	—	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Cases — Counsel Fees	0.0%	—	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Cases — Disbursements	0.0%	—	—	—	—	—	—	—	—	—	—	—	—
Total Adjustments		166,283	166,283	166,287	98,013	98,013	98,013	98,013	98,013	98,013	98,013	98,013	98,013

Adjusted Professional Fees		188,300	188,300	188,300	120,300	120,300	120,300	120,300	120,300	120,300	120,300	120,300	120,300

EXHIBIT 12

Rewards Network, Inc.

Net Orderly Liquidation Analysis

Programming & Systems Expense Analysis

	Adjustment	Oct 2010	Nov 2010	Dec 2010	Jan 2011	Feb 2011	Mar 2011	Apr 2011	May 2011	Jun 2011	Jul 2011	Aug 2011	Sep 2011
Computer Supplies Expense	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Computer Repair Expense	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Maintenance Agreements Expense	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Software Licensing Expense	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Computer Programming Expense	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
FFA Expenses	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Web Expenses	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Other Progamming & Systems Expense	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Programming & Systems		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Adjustment
Less: Adjustments
Computer Supplies Expense	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Computer Repair Expense	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Maintenance Agreements Expense	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Software Licensing Expense	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
FFA Expenses	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Web Expenses	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Other Progamming & Systems Expense	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Total Adjustments		*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Adjusted Programming & Systems		180,292	180,292	180,292	190,033	190,033	190,533	190,533	190,533	191,403	191,403	191,403	191,403

EXHIBIT 13

Rewards Network, Inc.

Net Orderly Liquidation Analysis

Other Expenses Analysis

	Adjustment	Oct 2010	Nov 2010	Dec 2010	Jan 2011	Feb 2011	Mar 2011	Apr 2011	May 2011	Jun 2011	Jul 2011	Aug 2011	Sep 2011
T&E Expenses	0.0%	200,617	204,750	202,217	202,350	211,300	200,615	206,565	207,415	198,300	202,465	207,915	198,415
Postage & Shipping Expense	0.0%	20,473	20,473	20,473	20,473	20,473	20,473	20,473	20,473	20,473	20,473	20,473	20,473
Recruiting Expense	0.0%	27,805	27,805	27,805	27,805	27,805	27,805	27,805	27,805	27,805	27,805	27,805	27,805
Training & Meetings	0.0%	13,900	13,600	12,804	76,519	13,599	14,159	13,899	21,599	12,799	17,699	13,599	12,799
Director Expense	0.0%	18,375	18,375	44,000	18,375	18,375	119,000	168,375	93,375	44,000	18,375	18,375	44,000
Consulting & Temp Expense	0.0%	107,781	107,777	107,777	132,316	118,215	147,011	103,611	103,611	118,611	122,611	107,611	107,615
Tax, Penalties & Int. Expense	0.0%	32,000	32,000	32,000	32,000	32,000	32,000	32,000	32,000	32,000	32,000	32,000	32,000
Investor Relations Expense	0.0%	19,459	16,209	15,459	19,459	15,459	23,459	19,459	16,209	15,459	19,459	16,209	15,459
Corporate Insurance	0.0%	53,417	53,417	53,417	53,417	53,417	53,417	53,417	53,417	53,417	53,417	53,417	53,417
Other G&A	0.0%	34,092	33,692	68,692	29,143	28,743	28,743	29,143	28,743	28,743	29,143	28,743	28,743
Other Expenses		527,917	528,097	584,642	611,857	539,386	666,682	674,747	604,647	551,607	543,447	526,147	540,726

	Adjustment
Less: Adjustments
T&E Expenses	90.0%	180,555	184,275	181,995	182,115	190,170	180,554	185,909	186,674	178,470	182,219	187,124	178,574
Postage & Shipping Expense	50.0%	10,236	10,236	10,236	10,237	10,237	10,237	10,237	10,237	10,237	10,237	10,237	10,237
Recruiting Expense	100.0%	27,805	27,805	27,805	27,805	27,805	27,805	27,805	27,805	27,805	27,805	27,805	27,805
Training & Meetings	100.0%	13,900	13,600	12,804	76,519	13,599	14,159	13,899	21,599	12,799	17,699	13,599	12,799
Director Expense	0.0%	—	—	—	—	—	—	—	—	—	—	—	—
Consulting & Temp Expense	100.0%	107,781	107,777	107,777	132,316	118,215	147,011	103,611	103,611	118,611	122,611	107,611	107,615
Tax, Penalties & Int. Expense	0.0%	—	—	—	—	—	—	—	—	—	—	—	—
Investor Relations Expense	100.0%	19,459	16,209	15,459	19,459	15,459	23,459	19,459	16,209	15,459	19,459	16,209	15,459
Corporate Insurance	0.0%	—	—	—	—	—	—	—	—	—	—	—	—
Other G&A	50.0%	17,046	16,846	34,346	14,572	14,372	14,372	14,572	14,372	14,372	14,572	14,372	14,372
Total Adjustments		376,782	376,748	390,422	463,022	389,856	417,596	375,491	380,506	377,752	394,601	376,956	366,860

Adjusted Other Expenses		151,135	151,349	194,220	148,835	149,530	249,087	299,257	224,142	173,855	148,847	149,192	173,867

EXHIBIT 14

Rewards Network, Inc.

Net Orderly Liquidation Analysis

Minimum Purchase Obligations

*****

EXHIBIT 15.1

Rewards Network, Inc.

Net Orderly Liquidation Analysis

Historical Income Statement

	Jan 2009	Feb 2009	Mar 2009	Apr 2009	May 2009	Jun 2009	Jul 2009	Aug 2009	Sep 2009	Oct 2009	Nov 2009	Dec 2009

Qualified Spend	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
DINEs Share of Qualified Transactions	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Redemption of Dining Credits	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Total Revenues	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Marketing Credits Revenue	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Marketing Services Revenue	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Membership Fee & Other Income	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Interest Income - RCR Loan	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Total Revenues	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Total Member Rewards	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Provision for Losses	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Processing Fees	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Total Direct Expenses	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Gross Profit	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Member & Merchant Marketing	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Salaries & Benefits	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Sales Commission & Expense	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Depreciation & Amortization	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Rent & Other Office Expense	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Telephone	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Professional Fees	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Programming & Systems	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Severance	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Other Expenses	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Total Direct Operating Expense	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Interest Income	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Interest & Other Expense	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Interest Expense (Net)	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Income Tax Provision (Benefit)	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Net Income	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

EBITDA	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

	Jan 2010	Feb 2010	Mar 2010	Apr 2010	May 2010	Jun 2010	Jul 2010	Aug 2010	Sep 2010

Qualified Spend	*****	*****	*****	*****	*****	*****	*****	*****	*****
DINEs Share of Qualified Transactions	*****	*****	*****	*****	*****	*****	*****	*****	*****
Redemption of Dining Credits	*****	*****	*****	*****	*****	*****	*****	*****	*****

Total Revenues	*****	*****	*****	*****	*****	*****	*****	*****	*****

Marketing Credits Revenue	*****	*****	*****	*****	*****	*****	*****	*****	*****
Marketing Services Revenue	*****	*****	*****	*****	*****	*****	*****	*****	*****
Membership Fee & Other Income	*****	*****	*****	*****	*****	*****	*****	*****	*****
Interest Income - RCR Loan	*****	*****	*****	*****	*****	*****	*****	*****	*****

Total Revenues	*****	*****	*****	*****	*****	*****	*****	*****	*****

Total Member Rewards	*****	*****	*****	*****	*****	*****	*****	*****	*****
Provision for Losses	*****	*****	*****	*****	*****	*****	*****	*****	*****
Processing Fees	*****	*****	*****	*****	*****	*****	*****	*****	*****

Total Direct Expenses	*****	*****	*****	*****	*****	*****	*****	*****	*****

Gross Profit	*****	*****	*****	*****	*****	*****	*****	*****	*****

Member & Merchant Marketing	*****	*****	*****	*****	*****	*****	*****	*****	*****
Salaries & Benefits	*****	*****	*****	*****	*****	*****	*****	*****	*****
Sales Commission & Expense	*****	*****	*****	*****	*****	*****	*****	*****	*****
Depreciation & Amortization	*****	*****	*****	*****	*****	*****	*****	*****	*****
Rent & Other Office Expense	*****	*****	*****	*****	*****	*****	*****	*****	*****
Telephone	*****	*****	*****	*****	*****	*****	*****	*****	*****
Professional Fees	*****	*****	*****	*****	*****	*****	*****	*****	*****
Programming & Systems	*****	*****	*****	*****	*****	*****	*****	*****	*****
Severance	*****	*****	*****	*****	*****	*****	*****	*****	*****
Other Expenses	*****	*****	*****	*****	*****	*****	*****	*****	*****

Total Direct Operating Expense	*****	*****	*****	*****	*****	*****	*****	*****	*****

Interest Income	*****	*****	*****	*****	*****	*****	*****	*****	*****
Interest & Other Expense	*****	*****	*****	*****	*****	*****	*****	*****	*****
Interest Expense (Net)	*****	*****	*****	*****	*****	*****	*****	*****	*****

Income Tax Provision (Benefit)	*****	*****	*****	*****	*****	*****	*****	*****	*****

Net Income	*****	*****	*****	*****	*****	*****	*****	*****	*****

EBITDA	*****	*****	*****	*****	*****	*****	*****	*****	*****

EXHIBIT 15.2

Rewards Network, Inc.

Net Orderly Liquidation Analysis

Historical Income Statement (common size)

	Jan 2009	Feb 2009	Mar 2009	Apr 2009	May 2009	Jun 2009	Jul 2009	Aug 2009	Sep 2009	Oct 2009	Nov 2009	Dec 2009

Qualified Spend	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
DINEs Share of Qualified Transactions	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Redemption of Dining Credits	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Total Revenues	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Marketing Credits Revenue	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Marketing Services Revenue	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Membership Fee & Other Income	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Interest Income - RCR Loan	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Total Revenues	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Total Member Rewards	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Provision for Losses	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Processing Fees	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Total Direct Expenses	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Gross Profit	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Member & Merchant Marketing	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Salaries & Benefits	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Sales Commission & Expense	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Depreciation & Amortization	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Rent & Other Office Expense	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Telephone	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Professional Fees	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Programming & Systems	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Severance	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Other Expenses	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Total Direct Operating Expense	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Interest Income	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Interest & Other Expense	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Interest Expense (Net)	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Income Tax Provision (Benefit)	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Net Income	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

EBITDA	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

	Jan 2010	Feb 2010	Mar 2010	Apr 2010	May 2010	Jun 2010	Jul 2010	Aug 2010	Sep 2010

Qualified Spend	*****	*****	*****	*****	*****	*****	*****	*****	*****
DINEs Share of Qualified Transactions	*****	*****	*****	*****	*****	*****	*****	*****	*****
Redemption of Dining Credits	*****	*****	*****	*****	*****	*****	*****	*****	*****

Total Revenues	*****	*****	*****	*****	*****	*****	*****	*****	*****

Marketing Credits Revenue	*****	*****	*****	*****	*****	*****	*****	*****	*****
Marketing Services Revenue	*****	*****	*****	*****	*****	*****	*****	*****	*****
Membership Fee & Other Income	*****	*****	*****	*****	*****	*****	*****	*****	*****
Interest Income - RCR Loan	*****	*****	*****	*****	*****	*****	*****	*****	*****

Total Revenues	*****	*****	*****	*****	*****	*****	*****	*****	*****

Total Member Rewards	*****	*****	*****	*****	*****	*****	*****	*****	*****
Provision for Losses	*****	*****	*****	*****	*****	*****	*****	*****	*****
Processing Fees	*****	*****	*****	*****	*****	*****	*****	*****	*****

Total Direct Expenses	*****	*****	*****	*****	*****	*****	*****	*****	*****

Gross Profit	*****	*****	*****	*****	*****	*****	*****	*****	*****

Member & Merchant Marketing	*****	*****	*****	*****	*****	*****	*****	*****	*****
Salaries & Benefits	*****	*****	*****	*****	*****	*****	*****	*****	*****
Sales Commission & Expense	*****	*****	*****		*****	*****	*****	*****	*****
Depreciation & Amortization	*****	*****	*****	*****	*****	*****	*****	*****	*****
Rent & Other Office Expense	*****	*****	*****	*****	*****	*****	*****	*****	*****
Telephone	*****	*****	*****	*****	*****	*****	*****	*****	*****
Professional Fees	*****	*****	*****	*****	*****	*****	*****	*****	*****
Programming & Systems	*****	*****	*****	*****	*****	*****	*****	*****	*****
Severance	*****	*****	*****	*****	*****	*****	*****	*****	*****
Other Expenses	*****	*****	*****	*****	*****	*****	*****	*****	*****

Total Direct Operating Expense	*****	*****	*****	*****	*****	*****	*****	*****	*****

Interest Income	*****	*****	*****	*****	*****	*****	*****	*****	*****
Interest & Other Expense	*****	*****	*****	*****	*****	*****	*****	*****	*****
Interest Expense (Net)	*****	*****	*****	*****	*****	*****	*****	*****	*****

Income Tax Provision (Benefit)	*****	*****	*****	*****	*****	*****	*****	*****	*****

Net Income	*****	*****	*****	*****	*****	*****	*****	*****	*****

EBITDA	*****	*****	*****	*****	*****	*****	*****	*****	*****

EXHIBIT 16.1

Rewards Network, Inc.

Net Orderly Liquidation Analysis

Historical Balance Sheet

	Jan 2009	Feb 2009	Mar 2009	Apr 2009	May 2009	Jun 2009	Jul 2009	Aug 2009	Sep 2009	Oct 2009	Nov 2009	Dec 2009

Cash and Cash Equivalents	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Accounts Receivable	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

RCR Loan Notes Gross	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
RCR Loan Notes Allowance	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

RCR Loan Notes	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Marketing Credits	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Allowance for Unredeemable Dining Credits	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Marketing Credits Net of Allowance	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Deferred Income Taxes	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Prepaid Expenses	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Income Taxes Receivable	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Total Current Assets	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Property and Equipment	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Other Assets	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Goodwill	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Deferred Income Tax Asset - Long Term	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Total Assets	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Accounts Payable - Marketing Credits	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Accounts Payable - Member Benefits	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Accounts Payable - Trade	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Accrued Compensation	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Other Current Liabilities	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Deferred Membership Fee Income	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Total Current Liabilities	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Deferred Income Tax Liability	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Total Liabilities	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Common Stock	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Additional Paid In Capital	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Foreign Currency Translation	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Retained Earnings	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Treasury Stock	—	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Total Stockholders Equity	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Total Liabilities & Stockholders Equity	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

	Jan 2010	Feb 2010	Mar 2010	Apr 2010	May 2010	Jun 2010	Jul 2010	Aug 2010	Sep 2010

Cash and Cash Equivalents	*****	*****	*****	*****	*****	*****	*****	*****	*****
Accounts Receivable	*****	*****	*****	*****	*****	*****	*****	*****	*****

RCR Loan Notes Gross	*****	*****	*****	*****	*****	*****	*****	*****	*****
RCR Loan Notes Allowance	*****	*****	*****	*****	*****	*****	*****	*****	*****

RCR Loan Notes	*****	*****	*****	*****	*****	*****	*****	*****	*****

Marketing Credits	*****	*****	*****	*****	*****	*****	*****	*****	*****
Allowance for Unredeemable Dining Credits	*****	*****	*****	*****	*****	*****	*****	*****	*****

Marketing Credits Net of Allowance	*****	*****	*****	*****	*****	*****	*****	*****	*****

Deferred Income Taxes	*****	*****	*****	*****	*****	*****	*****	*****	*****
Prepaid Expenses	*****	*****	*****	*****	*****	*****	*****	*****	*****
Income Taxes Receivable	*****	*****	*****	*****	*****	*****	*****	*****	*****

Total Current Assets	*****	*****	*****	*****	*****	*****	*****	*****	*****

Property and Equipment	*****	*****	*****	*****	*****	*****	*****	*****	*****
Other Assets	*****	*****	*****	*****	*****	*****	*****	*****	*****
Goodwill	*****	*****	*****	*****	*****	*****	*****	*****	*****
Deferred Income Tax Asset - Long Term	*****	*****	*****	*****	*****	*****	*****	*****	*****

Total Assets	*****	*****	*****	*****	*****	*****	*****	*****	*****

Accounts Payable - Marketing Credits	*****	*****	*****	*****	*****	*****	*****	*****	*****
Accounts Payable - Member Benefits	*****	*****	*****	*****	*****	*****	*****	*****	*****
Accounts Payable - Trade	*****	*****	*****	*****	*****	*****	*****	*****	*****
Accrued Compensation	*****	*****	*****	*****	*****	*****	*****	*****	*****
Other Current Liabilities	*****	*****	*****	*****	*****	*****	*****	*****	*****
Deferred Membership Fee Income	*****	*****	*****	*****	*****	*****	*****	*****	*****

Total Current Liabilities	*****	*****	*****	*****	*****	*****	*****	*****	*****

Deferred Income Tax Liability	*****	*****	*****	*****	*****	*****	*****	*****	*****

Total Liabilities	*****	*****	*****	*****	*****	*****	*****	*****	*****

Common Stock	*****	*****	*****	*****	*****	*****	*****	*****	*****
Additional Paid In Capital	*****	*****	*****	*****	*****	*****	*****	*****	*****
Foreign Currency Translation	*****	*****	*****	*****	*****	*****	*****	*****	*****
Retained Earnings	*****	*****	*****	*****	*****	*****	*****	*****	*****
Treasury Stock	*****	*****	*****	*****	*****	*****	*****	*****	*****

Total Stockholders Equity	*****	*****	*****	*****	*****	*****	*****	*****	*****

Total Liabilities & Stockholders Equity	*****	*****	*****	*****	*****	*****	*****	*****	*****

EXHIBIT 16.2

Rewards Network, Inc.

Net Orderly Liquidation Analysis

Historical Balance Sheet (common size)

	Jan 2009	Feb 2009	Mar 2009	Apr 2009	May 2009	Jun 2009	Jul 2009	Aug 2009	Sep 2009	Oct 2009	Nov 2009	Dec 2009

Cash and Cash Equivalents	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Accounts Receivable	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

RCR Loan Notes Gross	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
RCR Loan Notes Allowance	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

RCR Loan Notes	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Marketing Credits	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Allowance for Unredeemable Dining Credits	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Marketing Credits Net of Allowance	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Deferred Income Taxes	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Prepaid Expenses	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Income Taxes Receivable	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Total Current Assets	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Property and Equipment	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Other Assets	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Goodwill	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Deferred Income Tax Asset - Long Term	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Total Assets	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Accounts Payable - Marketing Credits	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Accounts Payable - Member Benefits	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Accounts Payable - Trade	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Accrued Compensation	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Other Current Liabilities	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Deferred Membership Fee Income	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Total Current Liabilities	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Deferred Income Tax Liability	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Total Liabilities	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Common Stock	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Additional Paid In Capital	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Foreign Currency Translation	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Retained Earnings	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
Treasury Stock	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Total Stockholders Equity	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

Total Liabilities & Stockholders Equity	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

	Jan 2010	Feb 2010	Mar 2010	Apr 2010	May 2010	Jun 2010	Jul 2010	Aug 2010	Sep 2010

Cash and Cash Equivalents	*****	*****	*****	*****	*****	*****	*****	*****	*****
Accounts Receivable	*****	*****	*****	*****	*****	*****	*****	*****	*****

RCR Loan Notes Gross	*****	*****	*****	*****	*****	*****	*****	*****	*****
RCR Loan Notes Allowance	*****	*****	*****	*****	*****	*****	*****	*****	*****

RCR Loan Notes	*****	*****	*****	*****	*****	*****	*****	*****	*****

Marketing Credits	*****	*****	*****	*****	*****	*****	*****	*****	*****
Allowance for Unredeemable Dining Credits	*****	*****	*****	*****	*****	*****	*****	*****	*****

Marketing Credits Net of Allowance	*****	*****	*****	*****	*****	*****	*****	*****	*****

Deferred Income Taxes	*****	*****	*****	*****	*****	*****	*****	*****	*****
Prepaid Expenses	*****	*****	*****	*****	*****	*****	*****	*****	*****
Income Taxes Receivable	*****	*****	*****	*****	*****	*****	*****	*****	*****

Total Current Assets	*****	*****	*****	*****	*****	*****	*****	*****	*****

Property and Equipment	*****	*****	*****	*****	*****	*****	*****	*****	*****
Other Assets	*****	*****	*****	*****	*****	*****	*****	*****	*****
Goodwill	*****	*****	*****	*****	*****	*****	*****	*****	*****
Deferred Income Tax Asset - Long Term	*****	*****	*****	*****	*****	*****	*****	*****	*****

Total Assets	*****	*****	*****	*****	*****	*****	*****	*****	*****

Accounts Payable - Marketing Credits	*****	*****	*****	*****	*****	*****	*****	*****	*****
Accounts Payable - Member Benefits	*****	*****	*****	*****	*****	*****	*****	*****	*****
Accounts Payable - Trade	*****	*****	*****	*****	*****	*****	*****	*****	*****
Accrued Compensation	*****	*****	*****	*****	*****	*****	*****	*****	*****
Other Current Liabilities	*****	*****	*****	*****	*****	*****	*****	*****	*****
Deferred Membership Fee Income	*****	*****	*****	*****	*****	*****	*****	*****	*****

Total Current Liabilities	*****	*****	*****	*****	*****	*****	*****	*****	*****

Deferred Income Tax Liability	*****	*****	*****	*****	*****	*****	*****	*****	*****

Total Liabilities	*****	*****	*****	*****	*****	*****	*****	*****	*****

Common Stock	*****	*****	*****	*****	*****	*****	*****	*****	*****
Additional Paid In Capital	*****	*****	*****	*****	*****	*****	*****	*****	*****
Foreign Currency Translation	*****	*****	*****	*****	*****	*****	*****	*****	*****
Retained Earnings	*****	*****	*****	*****	*****	*****	*****	*****	*****
Treasury Stock	*****	*****	*****	*****	*****	*****	*****	*****	*****

Total Stockholders Equity	*****	*****	*****	*****	*****	*****	*****	*****	*****

Total Liabilities & Stockholders Equity	*****	*****	*****	*****	*****	*****	*****	*****	*****